Exhibit 10.23

Amendment dated as of December 21, 2009, to Purchase Contract by and between Orbital Sciences Corporation and The Boeing Company.

BOEING PURCHASE CONTRACT ACCEPTANCE REQUIRED The Boeing Company 499 Boeing Boulevard P.O. Box 240002 Huntsville, AL 35824 Transmitted via Exostar SPECIAL CONTRACT INSTRUCTIONS AER ATTACHED HERETO: ORBITAL SCIENCES CORPORATION 675784 PURCHASE CONTRACT NO. PCCSTATUSPAGE 3380 S PRICE RD 101018 220 AP 1OF 210 CHANDLER AZ 85248-3534 Release 21-DEC-09 Attention:  Scott Hagen Date: Original 27-MAR-02 PC Date:Confirm 12/19/01 Date: SHIP VIA: Standard – See Attachment FOB:  Destination TERMS: 0% 0 NET 30 SHIP TO: The Boeing Company 799A James Record Road Hunstville AL 35824 Buyer Name:  Michael Ann Morrow Mail Stop:  JR-61 Phone: 256-461-3384 Fax: Email: Michael.a.morrow@boeing.com SEE PURCHASE CONTRACT COMMENTS ON PAGE 2 The applicable “IDS Common Clauses” are listed below and incorporated as Attachment(s) into this contract with fixed text.  In addition to the Boeing Company form “General Provisions” these clauses are set forth and may be access at: http://www.boeing.com/companyoffices/doingbiz/idscommon/guide.htm   At this URL choose “Common IDS Clauses”.  The clauses are grouped under the first alphabet character contained in the Attachment Name.  The Attachment(s) that are incorporated into this contract with variable text will include the variable text portion of the clause in this RFQ/contract.  Unless indicated otherwise elsewhere in this contract, the version of each incorporated clause applicable to this contract is the latest dated version as of the original confirming date of this contract.  Additional applicable terms and conditions identified in the list are attached hereto.  Terms and conditions applicable to specific line items are identified with the line item.  If you are able to access the internet, please contact the procurement agent identified above. ATTACHMENTS Type Name Description FREEFORM PC CHANGES Purchase Contract Change Summary FREEFORM SUBCONTRACT SCHEDULE Subcontract Schedule CLAUSES A229 Incorporation by Reference CLAUSES A441 SPECIALITY METALS CLAUSE CLAUSESC414V Package Marking Instructions CLAUSES D401 Hazardous Material – Material Safety Data Sheets CLAUSES F208V Allowable Cost and Payment Travel Cost CLAUSES F304V Invoice Certification CLAUSES P306 Code of Conduct CLAUSES-FX C003 Accelerated Delivery Desired CLAUSES-FX E000 Supplier Acct Req for Buyer/Govt Property CLAUSES-FX E223 IDS Seller Special Tooling Requirements TOTAL PC VALUE $1,340,103,213.00 NTE CURRENT FUNDED VALUE $1,255,149,426.00

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 2 of 210CLAUSES -FXCLAUSES-FXCLAUSES-FXCLAUSES-FXCLAUSES XCLAUSESFXDPASFREEFORMFREEFORMFREEFORM QFREEFORMFREEFORM FREEFORM FREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORM
FREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMFREEFORMPROVSNS-FXQA NOTESQANOTESQANOTESQANOTESQANOTESQANOTESQA NOTESSHIP VIA:ZZZZF100F305H001H201H900VH920DPAS ORDERA120FT3BAMCONG194 (MODIFIED)GSEGTM235LDCSOWMRTF13MRTF16MRTF8PATH1PATH2PM&P/PINDPTSOWSOW 1901ASOW 24 ACCSOW IMP2SOW SPARSOW SUPPORTSOW T2-1SOW T2-5SOW T2-51SOW T2-52SOW T2-54SOW T2-55
SOW T4-11SOW389SOWCR125SOWFREQSOWIMTSOWMFMSOWSURVIVESTUDYT3-12)T3-15)T3-17)T3-18)T3-20)-22)T3-23)
T3-4)T3-9)T4-28T4-33T4-34GP-4Q004Q049Q053Q073Q094Q122301HSV. SHIPPING INSTRUCTIONSENDAudit Rights and Examination of Proposed CostsInvoice Details and SubstantiationCost Accounting Standards
Additional Prime Contract RequirementsAdditional General ProvisionsRepresentations and CertificationsDefense Priority Allocation SystemShip To:Statement of Work for FT-3 BAM Conversion Price Adjustment for Downward Rate ChangeSOW for GSE for GTM-2, 3 & 5SOW for LDC Threat ImplementationConvert GDIL GTM to IFT Config with Special InstruPerform MIL-STD-1540B Study
Implement Special Instrumentation on all Flight TePathfinder Phase 1Pathfinder Phase 2SOW for PM&P Risk Assessment & PIND TesingPallet Test Statement of WorkSOW for MIL-STD 1901A TradeStudies
Statement of Work for 24 Vehicle AccelerationStatement of Work for Insensitive Munition Phase Statement of Work for Sparesyl DevelopmentSOW Integration and Tesing SupportPerform Shroud Thermal Separation TestOBV support for conversion of IFT14b to Hi-Fi GTMOBV Simulator Fidelity Upgrade (5 EISs)BIT/Abort Study and IFT-2 SW UpgradeOBV-3 MACH Upgrade for Dual FET Ignition InhibitField Site Motor InspectionsSOW for MIL-STD-1540B Relational DatabaseStatement of Work for ECP 389Statement of Work for Modification of the CR125Statement of Work for CR-125 Frequency ChangeSOW for Insensitive Munitions TestSOW for Missile Field MoveSOW Interceptor Survivability Capability EnhancemeSimulation UpgradesMotor Static FireGTM-3 needed for VAFBGTM-4 (inert motors) for GDILGT-1 using GTM-5 from RTSGT-2 using GTM-5FT-2 from VAFBRequirements, Test Planning and Procedures ModsOBV MIL-STD-1540 Delta Qualification (Initial)OBV Support for GDIL Testing Using GTM-4Ground Test Missile (GTM)-2 at FGANTE Backfill for Hardware Reassigned to GDIL Cost Reimbursement Contract General ProvisionsBoeing QA Mgt Sys BQMS Requirements Appendix AGovernment Source InspectionBoeing Source InspectionAS9102 Aerospace First Article Inspection Req Certification of ComplianceElectrostatic Sensitive Discharge Protection ProgUnconfirmed Failure RejectionsBoeing Huntsville Traffic Routing GuideEnd of AttachmentsADDITIONAL HEADERATTACHMENTS

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 3 of 210ITEMLTDX-C9RAPID BV LAUNCH ORBITAL SCIENCESHQ0006-01-C-0001/HQ0006-01-C-00010001QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE00Quantity OrderedItem Reference: Transferred to PO 101954Ship This Item Only To: See Attachment A120,VHA**10**093PROJECT CCNRapid BV Lau12/17/20TRUE MANUFACTURERSOW: SOW Rev:Item Unit Value: $0.0000 Value Code: HPeriod of Performance: 12/18/2001 thru 03/31/2003Item Note: This line item value is reduced to $0 and all costs associated with this line istransferred to Purchase Contract 101954. QA Requirements do not apply to this lineitem.$0.0000 $0.000030-APR-02Scheduled Delivery Date Original Delivery Date29-MAR-07PURCHASE CONTRACT COMMENTS:FaceplatePlease see the PCC Summary Notes for Change Information.Michael Ann Morrow 12/15/09

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 4 of 210ITEMLTLTDX-C9DX-C9ORBITAL SCIENCESBOOST VEHICLES FOR TEST BEDFLIGHT TESTHQ0006-01-C-0001/HQ0006-01-C-0001
HQ0006-01-C-0001/HQ0006-01-C-000100020003QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE11FREEFORMFREEFORMFREEFORMFREEFORMFREEFORMMAB SOWSOW - DVTSOW - MULTIPLE ITEMSSOW - REDESIGN YOLKSOW - SOLAR0000000000RevRevRevRevRev11Quantity OrderedQuantity OrderedItem Reference:Item Reference:Cost CollectionCost CollectionShip This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**E0**088PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$588,955,773.0000$106,259,108.0000Value Code:Value Code:AAPeriod of Performance:Period of Performance:12/18/2001 thru 2/14/201102/08/2002 thru 12/31/2008Item Note:Item Note:"Q" clauses are not applicable to this Line Item."Q" clauses are not applicable to this Line Item.$596,306,758.0000$95,702,114.0000$596,306,758.0000$95,702,114.000016-MAR-0931-OCT-05Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 5 of 210ITEMLTEA 1034-3000-001(TS)DX-C9DX-C9OSC CE PROPROSAL PREPARATIONBAM RECEIPT & TESTHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C0001/HQ0006-01-C-000100040005QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Cost CollectionDefinitized price included in Line Item 0002Ship This Item Only To: See Attachment A120,VHAPPH0**013VHA**10**364PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$247,132.0000$0.0000Value Code:Value Code:AFPeriod of Performance: 02/04/2003 thru 03/31/2004Item Note:Item Note:"Q" clauses are not applicable to this Line Item.BAM for BV-6Project CC shown above, VHA**10**364, is disregarded and Project CC VHA**10**093 isused in lieu there of . $246,782 ..0000$0.0000$246,782.0000$0.000031-MAR-0411-JUN-03Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 6 of 210ITEMEAEA1034-9050-0011034-9050-001DX-C9DX-C9WICWICHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100060007QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE22112Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFRequired Serial Numbers:Required Serial Numbers:T001, T002T003, T004Item Note:Item Note:QA requirements do not apply tothis line item.These WIC`s are scheduled to be delivered to VAFB by Boeing.QA requirements do not apply to this line item.$0.0000$0.0000$0.0000$0.000021-JUL-0304-AUG-0304-AUG-03 Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 7 of 210ITEMEAEA1034-9050-0011034-3100-001DX-C9DX-C9WICBOOSTER AVIONICS MODULE (OSC)HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100080009QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE2121Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002VHA**10**093VHA**10**093PROJECT CCND743-16366-1 Rev BTRUE MANUFACTURER675784675784SOW: SOW Rev:Dwg: 1034-3100-001 Dwg. Rev: Rev A P/L: HAL # 24 P/L Rev:Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFRequired Serial Numbers :Required SerialNumbers:T005, T006A001Item Note:Item Note:These two WIC`s are scheduled to be delivered to RTS by Boeing.QA requirements do not apply to this line item.BAM for IFT-13b$0.0000$0.0000$0.0000$0.000004-AUG-0313-AUG-03Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 8 of 210ITEMEAEAEA1034-9700-001900-100114-001900-100114-002DX-C9DX-C9DX-C9ELECTRONIC INTERFACE SIMULATOROSC/OBV PIL EMULATOR - TACTICALOSC/OBV PIL EMULATOR - TACTICALHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001001000110012QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE4121111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002Definitized price included in Line Item 0002 VHA**10**093VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:FFF$0.0000$0.0000$0.0000$0.0000$0.0000$0.000013-AUG-0314-AUG-0315-AUG-0301-JUN-0413-AUG-0313-AUG-0314-AUG-03Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 9 of 210ITEMLTEA 1034-0050-001DX-C9DX-C9CE LONG LEAD FOR ACCELERATEDSCHEDULEIFT-13B BOOSTER STACKHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100130014QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference: Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHAP1H03*040VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:EPeriod of Performance: 09/08/2003 thru 05/28/2004Item Note:Item Note:This line item value is reduced to $0 and all costs associated with this line aretransferred to Line Item 0078 for definitization of CE. "Q" clauses are notapplicable to this Line Item.Booster Stack for IFT13b$0.0000$0.0000$0.0000$0.000028-MAY-0421-NOV-03Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 10 of 210ITEMEAEA1034-3100-0021034-0100-001DX-C9DX-C9OSC BAMOSC BOOSTER STACKHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100150016QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE11FREEFORM SOWGBIR Rev 0011Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized Price included in Line Item 0002Definitized Price included in Line Item 0002Ship This Item Only To: See Attachment A120,VHA**11**722VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Dwg: 1034-0100 Dwg. Rev: -1 P/L: P/L Rev:Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note:Item Note:BAM for IFT-13cProject CC shown above, VHA**11**722, is disregarded and Project CC VHA**10**093 isused in lieu thereof.IFT-13c Booster$0.0000$0.0000$0.0000$0.000021-NOV-0312-JAN-04Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 11 of 210ITEMLTEAEA 1034-3100-003DX-C9DX-C9DX-C9MECHANICAL PATHFINDEROSC FLIGHT DATA PROCESSORBAM9600-4077-003HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001001700180019QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE101PROPERTY PROPERTY ACCOUNTABILITY - GMD Rev 02/021010Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To: See Attachment A120,VHA**10**093VH2**C0**064VHA**10**093PROJECT CCNTRUE MANUFACTURER 67578 467578 4675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Value Code:FHFItem Note:Item Note:Booster Stack for Mechanical PathfinderFT-1 Booster Avionics Module$0.0000$0.0000$0.0000$0.0000$0.0000$0.000009-JAN-0401-JUL-0430-JAN-0430-JUN-04Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 12 of 210ITEMEAEA1034-0100-0021034-0086-001DX-C9DX-C9BOOSTER STACKORDNANCE CLOSEOUT INSTALLATIONHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100200021QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE000000Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120 ,,VHA **10**093 VHA **10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code: Value Code:FFItem Note:Item Note:FT-1IFT-14 and IFT-15$0.0000$0.0000$0.0000$0.000027-FEB-0430-JUL-0427 -FEB-0430-JUL-04Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 13 of 210ITEMEAEA1034-0084-0031034-0082-003DX-C9DX-C9SHROUD INSTALLATIONPAM ASSEMBLY INSTALLATIONHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100220023QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE010010Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included inLine Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,, VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note:Item Note:IFT-14 and IFT-15IFT-14 and IFT-15$0.0000$0.0000$0.0000$0.000027-FEB-0430-JUL-0427-FEB-0430-JUL-04Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 14 of 210ITEMEAEA1034-0037-0021034-0038-004DX-C9DX-C9TPS CLOSEOUT INSTALLATIONEMPLACEMENT COMPONENTS INSTALLATIONHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100240025QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE01010Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,, VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:
FFItem Note: FT1$0.0000$0.0000$0.0000$0.000030-JUL-0427-FEB-0430-JUL-04Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 15 of 210ITEMEALTDX-C9DX-C9DGT TESTINGOSC SOLAR PARTS TESTING FOR GMDHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100260027QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE311111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002.Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,, VHA**10**093VHA **10**093PROJECT CCNTRUE MANUFACTURER 675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFPeriod of Performance: 4/22/2004 through 8/31/2004Item Note:Item Note:"Non-Receivable" item, test support only. Supports IFT-13b, IFT-13c, and IFT-14.This item is issued pursuant to the "Changes" Clause.$0.0000$0.0000$0.0000$0.000029-SEP-0327-FEB-0430-APR-0431-AUG-04Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 16 of 210ITEMEAEAEASK3625SK1034-0726-X1DX-C9DX-C9DX-C9 BAM MECHANICAL PATHFINDERBOOSTER STACK PATHFINDERGTM BOOSTER STACKHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001002800290030QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference :Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,, VHA**10**093VHA** 10**093VHA**10 **093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:FFF$0.0000$0.0000$0.0000$0.0000$0.0000$0.000017-DEC-0213-NOV-0221-APR-04Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 17 of 210ITEMEAEAEASK1034-3700-001DX-C9DX-C9DX-C9GTU BAMBAM EMULATOR UPGRADEBOOSTER STACK EMULATOR UPGRADEHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001003100320033QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1331111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002Definitized price included in Line Item 0002VHA**10**093VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER67578 467578467578 4Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:FFF$0.0000$0.0000$0.0000$0.0000$0.0000$0.000016-APR-0430-SEP-0429-OCT-0430-NOV-0430-SEP-0429-OCT-0430-NOV-04Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 18 of 210ITEMEAEA1034-96811034-9690DX-C9DX-C9CARRIAGE ADAPTERRACEWAY BRIDGEHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100340035QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE5201111120Quantity Ordered Quantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002 VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note:Item Note:S/N`s 0001, 0002, 0003, 0004, 0005Used in sets of four. 5 sets of 4. 20 each total.S//N`s 8,12,13,19; 1,3,5,9; 2,4,15,7; 6,10,11,15; 7,16,18,20$0.0000$0.0000$0.0000$0.000021-NOV-0328-JAN-0409-FEB-0421-APR-0415-JUN-0414-OCT-05 Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 19 of 210ITEMEAEAEA1034-96001034-9631DX-C9DX-C9DX-C9VERTICAL LIFT SLINGVERTICAL LIFT BEAMUMBILICAL TEST KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001 HQ0006-01-C-0001/HQ0006-01-C-0001003600370038QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE5132121111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002Definitized price included in Line Item 0002VHA**10**093VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER67578 467578467578 4Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:FFFItem Note: S/N

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 20 of 210ITEMEAEAEA70004325-5201034-0001-001DX-C9DX-C9 DX-C9CHOCKSTRIPLE FILL BOX, LIMOSC BV6 BOOSTER STACKHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01C-0001/HQ0006-01-C-0001003900400041QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity Ordered Quantity OrderedItem Reference:Item Reference:Item Reference: Definitized price included in Line Item 0002Definitized price included in Line Item0002 Definitized price included in Line Item 0002Ship This Item Only To: See Attachment A120,VHA**10**093VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER 67578 467578 4675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:FFFItem Note:Item Note:Set of fiveIncludes cables, part number 1034-3339-001$0.0000$0.0000$0.0000$0.0000$0.0000$0.000010-MAY-0407-JUN-0403-JUL-03Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 21 of 210ITEMEAEA1034-0036-0011034-0034-001DX-C9DX-C9ORDNANCE CLOSEOUT KITSHROUD INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100420043QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093 VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note:Item Note:Kit for BV-6Kit for BV-6
$0.0000$0.0000$0.0000$0.000003-JUL-0303-JUL-03Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 22 of 210ITEMEAEA1034-0032-0011034-0037-001DX-C9DX-C9PAM ASSEMBLY KIT
TPS CLOSEOUT KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100440045QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093
VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note:Item Note:Kit for BV-6Kit for BV-6
$0.0000$0.0000$0.0000$0.000003-JUL-0303-JUL-03Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 23 of 210ITEMEAEA1034-0038-0011034-0086-001DX-C9DX-C9EMPLACEMENT COMPONENT KIT
ORDNANCE CLOSEOUT INSTALLATIONHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100460047QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION
CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE221111Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120 See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note: Item Note:Kits for BV-6 and IFT-13bKit for IFT-13b and IFT-13c$0.0000$0.0000$0.0000$0.000003-JUL-0321-NOV-0321-NOV-0328-JAN-04Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 24 of 210ITEMEAEA1034-0084-0011034-0082-001DX-C9DX-C9SHROUD INSTALLATION KIT
PAM INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100480049QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,, VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note:Item Note:Kit for IFT-13bKit for IFT-13b$0.0000$0.0000$0.0000$0.000021-NOV-0321-NOV-03Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 25 of 210ITEMEAEA1034-0037-0011034-0084-002DX-C9DX-C9TPS CLOSEOUT KITSHROUD INSTALLATIONHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100500051QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093
VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note:Item Note:Kit for IFT-13bKit for IFT-13c$0.0000$0.0000$0.0000$0.000021-NOV-0328-JAN-03Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 26 of 210ITEMEAEA1034-0082-0021034-0037-002DX-C9DX-C9PAM ASSEMBLY INSTALLATION TPS CLOSEOUT INSTALLATIONHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100520053QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,, VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note:Item Note:Kit for IFT-13cKit for IFT-13c$0.0000$0.0000$0.0000$0.000028-JAN-0428-JAN-04Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 27 of 210ITEMEAEA1034-0038-0031034-3600-001DX-C9DX-C9EMPLACEMENT COMPONENTS INSTALLATIONAVIONICS ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100540055QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION
CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item  Reference Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To: See Attachment A120,VHA**10**093VHA**10**093
PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note: Kit for IFT-13c$0.0000$0.0000$0.0000$0.0000 28-JAN-0415-SEP-05Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 28 of 210ITEMEAEA1034-0600-0011034-0636-001DX-C9DX-C9OBV - VEHICLE ASSEMBLY ORDNANCE CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100560057QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE00000Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note: Booster Stack for IDC-19 and IDC-20$0.0000$0.0000$0.0000$0.000014-FEB-0614-MAR-0614-MAR-06Scheduled Delivery DateScheduled Delivery DateOriginal Delivery DateOriginal Delivery Date14-OCT-0514-NOV-0514-OCT-05

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 29 of 210ITEMEAEA1034-0634-0011034-0632-001DX-C9DX-C9SHROUD INSTALLATION KITPAM ASSEMBLY INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100580059QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0101Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note: OBV24$0.0000$0.0000$0.0000$0.000014-FEB-0614-FEB-06Scheduled Delivery DateScheduled Delivery DateOriginal Delivery DateOriginal Delivery Date14-OCT-0514-OCT-05

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 30 of 210ITEMEAEAEA1034-0637-0011034-0638-0011034-3600-001DX-C9DX-C9DX-C9TPS CLOSEOUT INSTALLATION KITEMPLACEMENT COMPONENTS INSTALLATION KITAVIONICS ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001 HQ0006-01-C-0001/HQ0006-01-C-0001006000610062QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0000000Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000 $0.0000Value Code:Value Code:Value Code:FFF$0.0000$0.0000$0.0000$0.0000$0.0000$0.000014-MAR-0614-FEB-0614-MAR-0615-FEB-06Scheduled Delivery DateScheduled Delivery Date Scheduled Delivery DateOriginal Delivery DateOriginal Delivery DateOriginal Delivery Date14-OCT-0514-OCT-0514-NOV-0515-NOV-05

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 31 of 210ITEMEAEA1034-0600-0011034-0636-001DX-C9DX-C9OBV - VEHICLE ASSEMBLY ORDNANCE CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100630064QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE00000Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note: Booster Stacks for IFT-19 and IFT-20.$0.0000$0.0000$0.0000$0.000015-DEC-0506-JAN-0615-DEC-05Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 32 of 210ITEMEAEA1034-0634-0011034-0632-001DX-C9DX-C9SHROUD INSTALLATION KITPAM ASSEMBLY INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100650066QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0000Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,, VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note:Item Note:Kit for IFT-19 and IFT-20Transferred to new item 0298 due to part number change.$0.0000$0.0000$0.0000$0.000015-DEC-0515-DEC-05Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 33 of 210ITEMEAEA1034-0637-0011034-0638-001DX-C9DX-C9TPS CLOSEOUT INSTALLATION KITEMPLACEMENT COMPONENTS INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100670068QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE00000Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FF$0.0000 $0.0000$0.0000$0.000015-DEC-0515-DEC-0516-JAN-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 34 of 210ITEMEAEADX-C9DX-C9NON-TACTICAL EQUIPMENT INSTALL KIT DD254 SCG REVISION ORBITAL SCIENCES CORPORATIONHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100690070QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE21111Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in Line Item 0002Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFPeriod of Performance: 06/07/2004 thru 06/06/2005Item Note:Item Note:NTE Kits for IFT-21 and IFT-25Item includes: DD254/SCG Training and development of Orbital internalSCG UsersGuide. User`s Guide requires final review and concurrence by Boeing SecurityRepresentative.QA requirements do not apply to this line item.$0.0000 $0.0000$0.0000$0.000015-DEC-0516-JAN-0606-JUN-05Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 35 of 210ITEMEAEA1034-3600-0011034-0600-001DX-C9DX-C9AVIONICS ASSEMBLY OBV - VEHICLE ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100710072QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE451111011111000Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0003Definitized price included in Line Item 0003Ship This Item Only To: See Attachment A120,VHA**E0**088VHA**E0**088PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note:Item Note:BAM for LDC1, LDC3, LDC4, LDC5, LDC20Booster Stack for TB-1 (IDC-1), TB-2 (IDC-2), TB-3 (IDC-3), TB-4 (IDC-4), TB-5 (IDC-5), IDC-16, IDC-17, IDC-18$0.0000$0.0000$0.0000$0.000031-MAR-0430-APR-0428-MAY-0430-JUN-0415-JUL-0430-APR-0428-MAY-0430-JUN-0430-JUL-0416-AUG-0415-JUL-0515-AUG-0515-SEP-05Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 36 of 210ITEMEA 1034-0636-001DX-C9ORDNANCE CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-00010073QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE511111000Quantity OrderedItem Reference: Definitized price included in Line Item 0003Ship This Item Only To: See Attachment A120,VHA**E0**088PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code: FItem Note: Kit for TB-1 (IDC-1), TB-2 (IDC-2), TB-3 (IDC-3), TB-4 (IDC-4), TB-5 (IDC-5)$0.0000 $0.000030-APR-0428-MAY-0430-JUN-0430-JUL-0416-AUG-0415-JUL-0515-AUG-0515-SEP-05Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 37 of 210ITEMEA 1034-0634-001DX-C9SHROUD INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-00010074QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE511111000Quantity OrderedItem Reference: Definitized price included in Line Item 0003Ship This Item Only To: See Attachment A120,VHA**E0**088PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code: FItem Note: Kit for TB-1 (IDC-1), TB-2 (IDC-2), TB-3 (IDC-3), TB-4 (IDC-4), TB-5 (IDC-5)$0.0000 $0.0000 30-APR-0428-MAY-0430-JUN-0430-JUL-0416-AUG-0415-JUL-0515-AUG-0515-SEP-05Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 38 of 210ITEMEA 1034-0632-001DX-C9PAM ASSEMBLY INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-00010075QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE71111111Quantity OrderedItem Reference: Definitized price included in Line Item 0003Ship This Item Only To: See Attachment A120,VHA**E0**088PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code: FItem Note: Kit for TB-1 (IDC-1), TB-2 (IDC-2), TB-3 (IDC-3), TB-4 (IDC-4), TB-5 (IDC-5), IDC-16, IDC-17, IDC-18$0.0000 $0.000030-APR-0428-MAY-0430-JUN-0430-JUL-0416-AUG-0401-DEC-0922-DEC-09Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 39 of 210ITEMEA 1034-0637-001DX-C9TPS CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-00010076QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE71111111Quantity OrderedItem Reference: Definitized price included in Line Item 0003Ship This Item Only To: See Attachment A120,VHA**E0**088PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code: FItem Note: Kit for TB-1 (IDC-1), TB-2 (IDC-2), TB-3 (IDC-3), TB-4 (IDC-4), TB-5 (IDC-5), IDC-16, IDC-17, IDC-18$0.0000 $0.000030-APR-0428-MAY-0430-JUN-0430-JUL-0416-AUG-0415-JUL-0915-SEP-09Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 40 of 210ITEMEALT1034-0638-001DX-C9DX-C9EMPLACEMENT COMPONENTS INSTALLATION KITCAPABILITIES ENHANCEMENTHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100770078QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE51111110001Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0003Cost CollectionShip This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**E0**088VHAP1H03*040 PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$124,630,331.0000Value Code:Value Code:FAPeriod of Performance: 02/04/2003 thru 07/31/2007Item Note:Item Note:Kit for TB-1 (IDC-1), TB-2 (IDC-2), TB-3 (IDC-3), TB-4 (IDC-4), TB-5 (IDC-5), IDC-16, IDC-17, IDC-18"Q" clauses are notapplicable to this Line Item.$0.0000$116,515,433.0000$0.0000$116,515,433.000030-APR-0428-MAY-0430-JUN-0430-JUL-0416-AUG-0415-JUL-0515-AUG-0515-SEP-0529-JUL-05Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 41 of 210ITEMEA 1034-3600-001DX-C9AVIONICS ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-00010079QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE101111111111Quantity OrderedItem Reference: Definitized price included in Line Item 0078VHAP1H03*040PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code: FItem Note: BAM for IDC-6, IDC-7, IDC-8, IDC-9, IDC-10, IDC-11, IDC-12, IDC-13, IDC-14, IDC-15$0.0000 $0.000016-AUG-0415-SEP-0415-OCT-0415-NOV-0414-DEC-04 14- JAN-0514-FEB-0514-MAR-0515-APR-0516-MAY-05Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 42 of 210ITEMEA 1034-0600-001DX-C9OBV - VEHICLE ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-00010080QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE6111111 0000Quantity OrderedItem Reference: Definitized price included in Line Item 0078Ship This Item Only To: See Attachment A120,VHAP1H03*040PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code: FItem Note: Booster Stack for IDC-6, IDC-7, IDC-8, IDC-9, IDC-10, IDC-11, IDC-12, IDC-13, IDC-14, IDC-15$0.0000 $0.000015-SEP-0415-OCT-0415-NOV-0414-DEC-0414-JAN-0514-FEB-0514-MAR-0515-APR-0516-MAY-0514-JUN-05Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 43 of 210ITEMEA 1034-0636-001DX-C9ORDNANCE CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-00010081QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE101111111111Quantity OrderedItem Reference: Definitized price included in Line Item 0078Ship This Item Only To: See Attachment A120,VHAP1H03*040PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code: FItem Note: Kits for IDC-6, IDC-7, IDC-8, IDC-9, IDC-10, IDC-11, IDC-12, IDC-13, IDC-14, IDC-15$0.0000 $0.000015-SEP-0415-OCT-0415-NOV-0414-DEC-0414-JAN-0514-FEB-0514-MAR-0515-APR-0516-MAY-0514-JUN-05Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 44 of 210ITEMEA 1034-0634-001DX-C9SHROUD INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-00010082QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE511111Quantity OrderedItem Reference: Definitized price included in Line Item 0078Ship This Item Only To: See Attachment A120,VHAP1H03*040PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code: FItem Note: Kits for IDC-6, IDC-7, IDC-8, IDC-9, IDC-10$0.0000 $0.000015-SEP-0415-OCT-0415-NOV-0414-DEC-0414-JAN-05Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 45 of 210ITEMEA 1034-0632-001DX-C9PAM ASSEMBLY INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-00010083QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE101111111111Quantity OrderedItem Reference: Definitized price included in Line Item 0078Ship This Item Only To: See Attachment A120,VHAP1H03*040PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code: FItem Note: Kits for IDC-6, IDC-7, IDC-8, IDC-9, IDC-10, IDC-11, IDC-12, IDC-13, IDC-14, IDC-15$0.0000 $0.000015-SEP-0415-OCT-0415-NOV-0414-DEC-0414-JAN-0514-FEB-0514-MAR-0515-APR-0516-MAY-0514-JUN-05Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 46 of 210ITEMEA 1034-0637-001DX-C9TPS CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-00010084QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE101111111111Quantity OrderedItem Reference: Definitized price included in Line Item 0078Ship This Item Only To: See Attachment A120,VHAP1H03*040PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code: FItem Note: Kits for IDC-6, IDC-7, IDC-8, IDC-9, IDC-10, IDC-11, IDC-12, IDC-13, IDC-14, IDC-15$0.0000 $0.000015-SEP-0415-OCT-0415-NOV-0414-DEC-0414-JAN-0514-FEB-0514-MAR-0515-APR-0516-MAY-0514-JUN-05Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 47 of 210ITEMEAEA1034-0638-001DX-C9DX-C9EMPLACEMENT COMPONENTS INSTALLATION KIT 1034-9622 OSC - TELEMETRY TESTHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100850086QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE6111111100001Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0078Definitized price included in Line Item 0002.Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHAP1H03*040VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:FFItem Note: Kits for IDC-6, IDC-7, IDC-8, IDC-9, IDC-10, IDC-11, IDC-12, IDC-13, IDC-14, IDC-15$0.0000$0.0000$0.0000$0.000015-SEP-0415-OCT-0415-NOV-0414-DEC-0414-JAN-0514-FEB-0514-MAR-0515-APR-0516-MAY-0514-JUN-0509-JUL-04Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 48 of 210ITEMEALTDX-C9DX-C93.9.2 OSC - DVTOSC-CAPABILITY ENHANCEMENTS II PROPOSAL PREPARATIOHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100870088QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in Line Item 0002.Cost CollectionShip This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHACP12**112PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$139,664.0000Value Code:Value Code:FAPeriod of Performance:Period of Performance:07/06/2004 thru 08/31/200405/05/2004 thru 09/30/04Item Note:Item Note:"Q" clauses are not applicable to this Line Item."Q" clauses are not applicable to this Line Item.$0.0000 $175,664.0000$0.0000$175,664.000031-AUG-0430-SEP-04Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 49 of 210ITEMLTEA 1034-9606-002DX-C9DX-C9WBS 3.9.2 CAPABILITY ENHANCEMENT IILONG LEADYOKE REDESIGNHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100890090QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1818Quantity OrderedQuantity OrderedItem Reference:Item Reference:This Line Item value is reduced to $0Definitized $686,502 included in line item 0002Ship This Item Only To: See Attachment A120,VHAC3P0**002VHA**10**093PROJECT CCNTRUE MANUFACTURER 675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:EGPeriod of Performance: 06/09/2004 thru 09/30/2004Item Note:Item Note:This Line Item value is reduced to $0 and all costs associated with this Line Itemare transferred to Line Item 0102 for definitization of CEII."Q" clauses are not applicable to this Line Item."Q" clauses are not applicable to this Line Item.$0.0000$0.0000$0.0000$0.000030-SEP-0428-FEB-05Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 50 of 210ITEMLTEA 1034-9700-001DX-C9DX-C9OSC SUPPORT AT FT. GREELYELECTRONIC INTERFACE SIMULATORHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100910092QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE11FREEFORM SOW - INTEGRATION SUPPORT (6) Rev 0011Quantity OrderedQuantity OrderedItem Reference: Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**E0**088VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$210,118.0000$0.0000Value Code:Value Code:HFPeriod of Performance: 09/01/2004 - 10/08/2004Item Note: "Q" clauses are not applicable to this Line Item.$210,118.0000$0.0000$210,118.0000$0.000008-OCT-0428-FEB-05Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 51 of 210ITEMLTEAEAP16M-22-1161034-0880-001DX-C9DX-C9DX-C9OSC SUPPORT AT FORT GREELY- GBI INTEGRATIONTVC SIMULATOR, STAGE 1NTE KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-00010093 00940095QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE112FREEFORM SOW - INTEGRATION SUPPORT (4) Rev 00112Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in Item 0003Definitized price included in Line Item 0002Definitized $3,504,766 included in item 0002Ship This Item Only To: See Attachment A120,VHA**E0**088VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:FFG
Period of Performance: 09/03/04 thru 10/31/2004Item Note: "Q" clauses are not applicable to this Line Item.$0.0000$0.0000$0.0000$0.0000$0.0000$0.000029-OCT-04
30-AUG-0415-MAR-06Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date Original Delivery Date15-NOV-05

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 52 of 210ITEMEAEA 1034-1014-003DX-C9DX-C9OSC SUPPORT TO FT. GREELY
TPS BOOT ASSEMBLYN/AHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000100960097QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE12FREEFORM SOW - INTEGRATION SUPPORT (3) Rev 0012Quantity OrderedQuantity OrderedItem Reference:Item Reference:Not To Exceed $50,802Definitized price included in Line Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**H0**040VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$50,802.0000$0.0000Value Code:Value Code:CFPeriod of Performance: 10/13/2004 thru 11/08/2004$50,802.0000$0.0000$50,802.0000$0.000008-NOV-0420-OCT-04Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 53 of 210ITEMEAEAEA1034-1014-0041034-9600-002DX-C9DX-C9DX-C9TPS BOOT ASSEMBLY
VLS (VERTICAL LIFTING SLING)SURV STUDY/WBS 2.6 CLIN 0101 ENGINEER SUPPORTREPAIR PER NC00200609NO HARDWAREHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001009800990100QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE211211Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in Line Item 0002Definitzed price included in Line Item 0002Definitized Price included in item 0002Ship This Item Only To: See Attachment A120,VHA**10**093VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:FFFPeriod of Performance: 12/1/2004-02/28/2005$0.0000$0.0000$0.0000$0.0000$0.0000$0.000020-OCT-0410-DEC-0428-FEB-05Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 54 of 210ITEMEAEADX-C9DX-C9OSC EXTENDED DATA REVIEWTACTICAL VEHICLES - CE II
HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101010102QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1010000000000Quantity OrderedQuantity OrderedItem Reference: Definitized $5,165,975 include initem 0002VHA**10**093VHAC3P0**002PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:GGPeriod of Performance: 02/2005-06/2006Item Note: This item was transferred to new items 0198 thru 0204$0.0000$0.0000$0.0000$0.000030-JUN-0612-JAN-0610-FEB-0610-MAR-0610-APR-0612-APR-0610-MAY-0611-MAY-0609-JUN-0612-JUN-0610-JUL-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 55 of 210ITEMLTEAEADX-C9DX-C9DX-C9TACTICAL VEHICLES - CE IISAASM GPS1034-9578-001 OSC TEST CABLESHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001010301040105QUANTITY UM PART NUMBER VENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE113113Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Cost CollectionDefinitized $2,513,568 included in item 0104Price definitized under line item 0002Ship This Item Only To: See Attachment A120,VHAC3P0**002VHA**M0**002VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:
$81,299,282.0000$2,513,568.0000Value Code:Value Code:Value Code:ADAPeriod of Performance: 11/09/2004 - 01/31/2006$75,074,129.0000$3,150,000.0000$0.0000$75,074,129.0000$3,150,000.0000$0.000012-JAN-0603-FEB-0516-MAY-05Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 56 of 210ITEMEAEAEADX-C9DX-C9DX-C9OSC TEST CABLESCE II-LOT 1 HARDWARE MODIFICATIONSOSC-MIL STD 1901A COMPLIANCE1039-9137-001PM&P FAST TRACK EFFORTHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001010601070108QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE311311Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Price definitized under line item 0002Definitized $1,150,327 included in item 0103Definitized $97,960 included in line item 0002Ship This Item Only To: See Attachment A120See Attachment A120,
VHA**10**093VHAC3P0**002VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$1,150,327.0000$0.0000Value Code:Value Code:Value Code:AGPeriod of Performance: 05/01/2005 thru 06/30/2005$0.0000$0.0000$0.0000$0.0000$0.0000$0.000015-APR-0530-DEC-0530-JUN-05Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 57 of 210ITEMEAEAEADX-C9DX-C9DX-C9OSC INTEGRATION & TESTING SPTOSC INTEGRATION & TESTING SPTOSC INTEGRATION & TESTING SPTHSV IIF/GDIILGREELY/VAFB LDC INTEGRATIONRTS/VAFB LAUNCH SITESHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001010901100111QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized $2,155,821 included in item 0002Definitized $348,756 included in item 0003Definitized $1,095,423 included in item 0078VHA**10**093VHA**E0**088VHA**H0**040PROJECT CCN TRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$2,155,821.0000$348,756.0000$1,095,423.0000Value Code:Value Code:Value Code:Period of Performance:Period of Performance:Period of Performance:01/01/2005 thru 09/20/200601/01/2005 thru 09/20/200601/01/2005 thru 09/20/2006$0.0000$0.0000$0.0000$0.0000 $0.0000$0.000020-SEP-0620-SEP-0620-SEP-06Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 58 of 210ITEMEAEAEADX-C9DX-C9DX-C9OSC TPS UPGRADEOSC TPS UPGRADE - CLIN 0401
OSC SPECIAL INSTRUMENTATION ON IFT`S (GILSET 2)SHROUD TPS ENHANCEMENT PROGRAMSHROUD TPS ENHANCEMENT PROGRAMMRTF TASK 8HQ0006-01-C-0001/HQ0006-01-C-0001
HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001011201130114QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference: Definitized $5,440,647 included in item 0002This item has been combined with item 0112Definitized price included in item 0002VHA**10**093VHA**H0**040VHA**10**093PROJECT CCND744-214-75D744-214-75MRTF8BNewTRUE MANUFACTURER675784675784675784SOW:SOW:SOW:SOW Rev:SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:Item Unit Value:$5,440,647.0000$0.0000$0.0000Value Code:Value Code:Value Code:Period of Performance:Period of Performance:Period of Performance:2/17/2005 thru 6/30/2005
2/17/2005 thru 6/30/20056/8/05 thru 9/30/07$0.0000$0.0000$0.0000$0.0000$0.0000$0.000030-JUN-0530-JUN-0528-SEP-07Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 59 of 210ITEMEAEAEADX-C9DX-C9DX-C9OSC GTM NTE & SPECIAL INSTRUMENTATIONOSC MIL-STD-1540B STUDY (GILSET #6)3.9.2 OSC PALLET TESTMRTF TASK 13MRTF TASK 16HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001011501160117QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Definitized $565,616 included in item 0002VHA**10**093VHA**10**093VHA**10**093PROJECT CCNMRTF13MRTF16TRUE MANUFACTURER675784675784675784SOW:SOW:SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:Period of Performance:Period of Performance: Period of Performance:6/8/05 thru 9/30/066/8/05 thru 9/30/0610-03 to 6/04$0.0000$0.0000$0.0000$0.0000$0.0000$0.000029-SEP-0629-SEP-0623-JUN-04Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 60 of 210ITEMEAEAEADX-C9DX-C9DX-C9OSC SHROUD THERMAL SEPARATION TEST (T2-1)OSC CONVERT 14B TO HIFI GTM (T2-5)OBV SIMULATOR FIDELITY UPGRADE (NAV SETS)HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001011801190120QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Definitized price included in item 0002VHA**10**093VHA**10**093VHA**10**093PROJECT CCNSOW T2-1SOW T2-5SOW T2-51TRUE MANUFACTURER 675784675784675784SOW:SOW:SOW:SOW Rev:SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:Period of Performance:Period of Performance:Period of Performance:6/13/05 thru 9/30/056/13/05 thru 9/30/066/14/05 thru 9/30/06$0.0000$0.0000$0.0000$0.0000$0.0000$0.0000
30-SEP-0529-SEP-0629-SEP-06Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 61 of 210ITEMEAEAEADX-C9DX-C9DX-C9BIT AND ABORT SOFTWARE STUDY UPDATE RQRD DOCS OBV-3 MACH SWAP (DUAL FET MOD)FIELD SITE MOTOR INSPECTIONSHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001012101220123QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111 11Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Definitized price included in item 0002VHA**10**093VHA**10**093VHA**10**093PROJECT CCNSOW T2-52SOW T2-54SOW T2-55TRUE MANUFACTURER675784675784675784 SOW:SOW:SOW:SOW Rev:SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:Period of Performance:Period of Performance:Period of Performance:6/14/05 thru 9/30/066/14/05 thru 9/30/066/14/05 thru 9/30/06$0.0000$0.0000$0.0000$0.0000$0.0000$0.000029-SEP-0629-SEP-06
29-SEP-06Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 62 of 210ITEMEAEAEADX-C9DX-C9DX-C9OSC-CR125T3-4 RQMTS, TEST PLANNING AND PROCEDURES MODST3-9 OBV MIL-STD 1540 DELTA QUALIFICATIONHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001012401250126QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111 Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized $508,526 included in item 0002Definitized price included in item 0002Definitized price included in item 0002VHA**10**093VHA**10**093VHA**10**093PROJECT CCNSOWCR125T3-4)T3-9)NewNewTRUE MANUFACTURER675784675784675784 SOW:SOW:SOW:SOW Rev:SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:Period of Performance:Period of Performance:Period of Performance:7/05 thru 6/067/1/05 - 9/30/077/1/05 - 9/30/07$0.0000$0.0000$0.0000$0.0000$0.0000$0.000023-JUN-0624-JUN-0524-JUN-05Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 63 of 210ITEMEAEAEADX-C9DX-C9DX-C9T3-12 SIMULATION UPGRADEST3-15 MOTOR STATIC FIRET3-20 GT-1 USING GTM-5 AT RTSHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001012701280129QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Definitized price included in item 0002VHA**10**093VHA**10**093VHA**10**093PROJECT CCNT3-12)T3-15)T3-20)NewNewNewTRUE MANUFACTURER675784675784675784SOW:SOW:SOW:SOW Rev:
SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:Period of Performance:Period of Performance:Period of Performance:7/1/05 - 9/30/077/1/05 - 9/30/077/1/05 - 9/30/07$0.0000$0.0000$0.0000$0.0000$0.0000$0.000024-JUN-0524-JUN-0524-JUN-05Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 64 of 210ITEMEAEAEADX-C9DX-C9DX-C9T3-22 GT-2 USING GTM-5T3-23 FT-2 FROM VAFBOSC MRTF T3-17 GTM NEED FOR VAFBHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001013001310132QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity Ordered Quantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Definitized price included in item 0078VHA**10**093VHA**10**093VHAP1H03*040PROJECT CCNT3-22)T3-23)T3-17)NewNewNewTRUE MANUFACTURER675784675784675784SOW:SOW:SOW:SOW Rev:SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:Period of Performance:Period of Performance:Period of Performance: 7/1/05 - 9/30/077/1/05 - 9/30/077/1/05 - 9/30/07$0.0000$0.0000$0.0000$0.0000$0.0000$0.000024-JUN-0524-JUN-0524-JUN-05Scheduled Delivery DateScheduled Delivery Date Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 65 of 210ITEMEAEAEADX-C9DX-C9DX-C9OSC MRTF T3-18-GTM-4 (INERT MOTORS) FOR GDIL OSC PATHFINDEROSC - PATHFINDER PHASEPHASE 1PHASE 2HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-00010133 01340135QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111 Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0078Definitized $100,625 included in item 0002Definitized price included in item 0134VHAP1H03*040VHA**10**093VHA**10**093PROJECT CCNT3-18)PATH1PATH2NewNewNewTRUE MANUFACTURER675784675784675784SOW:SOW:SOW:SOW Rev:SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$100,625.0000$0.0000Value Code:Value Code:Value Code:Period of Performance:Period of Performance:Period of Performance:7/1/05 - 9/30/077/1/05 - 9/20/057/15/05 -9/30/05$0.0000$0.0000$0.0000$0.0000$0.0000$0.000024-JUN-0524-JUN-0508-JUL-05 Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 66 of 210ITEMEAEADX-C9DX-C9OSC STEP CLAM TESTOSC SAFE & ARM DEVICES (PACSCI)HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101360137QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:This item has been combined with item 0112Undefinitized $120,000 included in item 0137VHA**10**093VHA**13**070PROJECT CCND744-214-75 ATRUE MANUFACTURER675784675784SOW: SOW Rev:Item Unit Value: Item Unit Value:$0.0000$120,000.0000Value Code:Value Code: APeriod of Performance:Period of Performance:7/15/05 - 12/01/057/15/05 - 10/31/05$0.0000$0.0000$0.0000$0.000008-JUL-0508-JUL-05Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 67 of 210ITEMEAEADX-C9DX-C9OSC TVC HYDRAULIC1034-0634-002 OSC- CAPABILITY ENHANCEMENTHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101380139QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $254,360 included in item 0002Definitized price included in item 0078Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120 See Attachment A120,,VHA**10**093VHAP1H03*040PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$254,360.0000$0.0000Value Code:Value Code:
Period of Performance: 6/30/05 - 9/30/05Item Note:Item Note:Seller shall provide onsite support, labor and parts associated with theRepair/Rework to the LDC-9 TVC hydraulic leak at Ft. Greely as documented in NCR #00202929.Kit for IDC-11$0.0000$0.0000$0.0000$0.000023-JUN-0514-OCT-05Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 68 of 210ITEMEAEAEADX-C9DX-C9DX-C9CORK REPAIR AT FT. GREELY LDC 1, 2 AND 6 CLIN0101PRE-STEP RAIN EROSION TESTINGDGT REPAIRHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101400141 0142QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized $93,057 included in item 0002Definitized $57,490 included in item 0002 Definitized $10,993 included in item 0002VHA**10**093VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$93,057.0000$0.0000$0.0000Value Code:Value Code:Value Code:Period of Performance:Period of Performance:Period of Performance:8/29/05 - 9/30/078/29/05 - 9/30/079/15/05 - 9/30/07Item Note: Repair LDC 1, 2 & 6 per NCs 202696, 202728 and 202782$0.0000$0.0000$0.0000$0.0000$0.0000$0.000022-AUG-0522-AUG-0508-SEP-05 Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 69 of 210ITEMEAEAEADX-C9DX-C9DX-C9GMD GBI PROCUREMENT OF NON-SAASM SIGI?SOSC MRTF T4OSC MRTF T4T4-28 GDIL TESTING USING GTM-4T4-33 GTM-2 AT FGAHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001014301440145QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE11111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized $694,327 included in item 0143Definitized price included in item 0002Definitized price included in item 0002VHA**13**199VHA**10**093VHA**10**093PROJECT CCNT4-28T4-33NewNewTRUE MANUFACTURER675784675784675784SOW:SOW:SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:Item Unit Value:$694,327.0000$0.0000$0.0000Value Code:Value Code:Value Code:Period of Performance:Period of Performance:Period of Performance:9/16/05 - 9/30/078/29/05 - 9/30/078/29/05 - 9/30/07$0.0000$0.0000$0.0000$0.0000$0.0000$0.000009-SEP-0522-AUG-0529-AUG-05
Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 70 of 210ITEMEAEAEADX-C9DX-C9DX-C9OSC MRTF T4OSC-MRTF T3 GTM INERT MOTOR REQUIREMENT CHANGEOSC CORP-LDC THREAT IMPLEMENTATION (ECP 168)T4-34 NTE FOR GDILHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001014601470148QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0002 Undefinitized $560,000 included in item 0002Definitized $142,838 included in item 0002VHA**10**093VHA**10**093VHA**10**093PROJECT CCNT4-34LDCSOWNewNewTRUE MANUFACTURER675784675784675784SOW:SOW:SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$142,838.0000Value Code:Value Code:Value Code:Period of Performance:Period of Performance:Period of Performance:8/29/05 - 9/30/078/4/05 - 9/30/077/1/05 - 9/30/07Item Note: Procurement of inert S/As, frangible rail set and frangible joints. Also includesadditional charge to convert flight motors to inert. Applies to GTM-2 and GTM 3.$0.0000$0.0000$0.0000 $0.0000 $0.0000$0.000029-AUG-0528-JUL-0524-JUN-05Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 71 of 210ITEMEAEADX-C9DX-C9OSC PM&P PIND INITIAL AUTHORIZATIONECU VOLTAGE TESTINGHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101490150QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $100,000 included in item 0002Definitized $8,932 included in item 0002VHA**10**093VHA**10**093PROJECT CCNPM&P/PIND NewTRUE MANUFACTURER675784675784SOW: SOW Rev:Item Unit Value:Item Unit Value:$100,000.0000$0.0000Value Code:Value Code:Period of Performance:Period of Performance:6/28/05 - 10/31/059/6/05 - 9/30/07Item Note: Perform additional testing and gather test data in the current GMD siloconfiguration with power supply voltage increases to 80V. Evaluate data and provideassessment of increased voltage. Tests will be performed at 40V, 50V, 60V, 70V and80V.$0.0000$0.0000$0.0000$0.000021-JUN-0530-AUG-05Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 72 of 210ITEMEAEALTDX-C9DX-C9DX-C9MRTF ? GSE FOR GTM 4MRTF ? GSE FOR GTM 2, 3 & 5LONG LEAD MATERIAL 4 OBVSHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001015101520153QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity Ordered Quantity OrderedItem Reference:Item Reference:Item Reference:Undefinitized $35,459 included in item 0078Undefinitized $256,452 included in item 0002Line Item supersededVHAP1H03*040VHA**10**093VHA**10**093PROJECT CCNGSEGTM235 NewTRUE MANUFACTURER675784675784675784SOW: SOW Rev:Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:Period of Performance:Period of Performance:Period of Performance:9/19/05 - 9/30/079/19/05 - 9/30/0711/17/05 - 5/01/06Item Note:Item Note:Add to MRTF Task T3-18 for GTM-4: One (1) set of Vehicle support Chocks requiredfor permanent storage of the vehicle. Chocks (1 set) - P/N 83344J00727 (2),83344J00728 (1) and 83344J00729 (1).This Line Item is superseded by Line Items 0158 through 0164 for the Boosters, BAMsand kits required for the four IFTs of CE2 Lot 2.$0.0000$0.0000$0.0000$0.0000$0.0000$0.000012-SEP-0512-SEP-0501-MAY-06Scheduled Delivery DateScheduled Delivery Date Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 73 of 210ITEMEAEAEADX-C9DX-C9DX-C9CRS-125 TEST EQUIPMENT REPAIRSHROUD TEST FOR 6 DOFGTM ACCELERATION - REPLANHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001015401550156QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity Ordered Quantity OrderedItem Reference:Item Reference:Item Reference:Definitized $13,500 included in item 0002Definitized $600,000 included in item 0002Definitized$2,449,423 included in item 0002VHA**12**385VHA**10**093VHA**10**093PROJECT CCNOBV Producti 7/1/04TRUE MANUFACTURER675784675784675784SOW: SOW Rev:Item Unit Value:Item Unit Value:Item Unit Value:$13,500.0000$0.0000$2,449,423.0000Value Code:Value Code:Value Code:Period of Performance:Period of Performance:Period of Performance:01/15/2006 - 02/15/200610/5/05 - 9/30/077/3/2004 - 2/28/2006Item Note:Item Note:This test rack is used in the qualification and acceptance testing of the CR-125`sfor both the OBV`s and BV+`s. This requires the return of the test rack back tofull up condition with repairs to the signal generator and power supply and replacesthe printer.Perform Shroud Test for 6 Degrees of Freedom$0.0000$0.0000$0.0000$0.0000$0.0000$0.000010-OCT-0528-SEP-0528-FEB-06Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 74 of 210ITEMEAEA1034-3100-004-VEO-36741034-0100-003DX-C9DX-C9BOOSTER AVIONICS MODULE (BAM)OSC BOOSTER STACKHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101570158QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE101000Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:
Value Code: FItem Note:Item Note:FT2OBV36$0.0000$0.0000$0.0000$0.000030-MAR-0602-FEB-0928-SEP-0907-JUL-10Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 75 of 210ITEMEAEAEA1034-3800-0011034-0632-0011034-0636-001DX-C9DX-C9DX-C9BOOSTER AVIONICS MODULE (BAM)PAM ASSEMBLY INSTALLATION KITORDNANCE CLOSEOUT INSTALLATION KIT1034-0632-0011034-0636-001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C0001015901600161QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE000000Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120 See Attachment A120See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:FFF$0.0000$0.0000$0.0000$0.0000$0.0000$0.000001-MAY-0730-JUL-0701-MAY-07 Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 76 of 210ITEMEAEA1034-0637-0011034-0038-005DX-C9DX-C9TPS CLOSEOUT INSTALLATION KITEMPLACEMENT COMPONENTS INSTALLATION KIT1034-0637-001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101620163QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE20110Quantity OrderedQuantity OrderedItem Reference: Item Reference:Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000 $0.0000Value Code:Value Code:FFItem Note: OBV34, OBV37$0.0000$0.0000$0.0000$0.000003-JUL-0730-JUL-0701-MAY-07Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 77 of 210ITEMEAEAEA1034-0634-0021034-0600-001DX-C9DX-C9DX-C9SHROUD INSTALLATION KITCE2 LOT 2OBV - VEHICLE ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001016401650166QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE010010Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0002Cost Collection item for CE2 Lot 2 LDCs CLIN 0411 Definitized price included in item 0165Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120See Attachment A120,, VHA**10**093VHA**W0**001VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$134,736,707.2100$0.0000 Value Code:Value Code:Value Code:FFFItem Note: "Q" clauses are not applicable to this Line Item.$0.0000$134,736,707.0000$0.0000$0.0000$134,736,707.0000$0.0000
01-MAY-0701-MAY-0701-JUL-09Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 78 of 210ITEMEAEAEA1034-3600-0011034-0632-0011034-0634-002DX-C9DX-C9DX-C9 AVIONICS ASSEMBLYPAM ASSEMBLY INSTALLATION KITSHROUD INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001016701680169QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE000000Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0165Definitized price included in item 0165Definitized price included in item 0165Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120 See Attachment A120,,VHA**W0**001VHA**W0**001VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000 $0.0000$0.0000Value Code:Value Code:Value Code:FFF$0.0000$0.0000$0.0000$0.0000$0.0000$0.000004-JAN-0814-AUG-0710-JAN-08Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date Original Delivery Date07-JAN-08

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 79 of 210ITEMEAEA1034-0636-0011034-0637-001DX-C9DX-C9ORDNANCE CLOSEOUT INSTALLATION KITTPS CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101700171QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0301110000000Quantity OrderedQuantity OrderedItem Reference: Item Reference:Definitized price included in item 0165Definitized price included in item 0165Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120See Attachment A120,,VHA**W0**001VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000 $0.0000Value Code:Value Code:FFItem Note: OBV38 thru 40$0.0000$0.0000$0.0000$0.000007-JAN-0830-AUG-0717-DEC-0708-FEB-0802-JAN-0919-JAN-0916-FEB-0903-MAR-0905-MAR-0901-MAY-0901-JUL-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 80 of 210ITEMEAEAEA1034-0638-0011034-0038-005DX-C9DX-C9DX-C9EMPLACEMENT COMPONENTS INSTALLATION KITPSE EQUIPMENT PROCUREMENTEMPLACEMENT COMPONENTS INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001017201730174QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE011011Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0165Definitized price included in item 0165Ship This Item Only To:Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120See Attachment A120See Attachment A120,,,VHA**W0**001VHA**W0**001VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000
$0.0000$0.0000Value Code:Value Code:Value Code:FFItem Note: FT2$0.0000$0.0000$0.0000$0.0000$0.0000$0.000003-JAN-0825-MAR-0817-APR-06Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 81 of 210ITEMEAEAEA1034-0100-0031034-9606-004DX-C9DX-C9DX-C9OBV-12 (LDC-7) CORK DAMAGE REPAIROSC BOOSTER STACKYOKE REDESIGNHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001017501760177QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1131121Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0078Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120See Attachment A120,,VHAP1H03*040VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$55,901.0000$0.0000Value Code:Value Code:Item Note:Item Note:Repair OBV12 (LDC7) per Nonconformance Record No. 00202102FT-2$0.0000$0.0000$0.0000$0.0000$0.0000$0.000023-DEC-0503-APR-0617-APR-0630-MAY-06Scheduled Delivery DateScheduled Delivery DateScheduled Delivery DateOriginal Delivery DateOriginal Delivery Date20-MAR-0608-JUN-06

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 82 of 210ITEMEAEA1034-9681-0031034-9690-006DX-C9DX-C9CARRIAGE ADAPTER
RACEWAY BRIDGEHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101780179QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE312111444Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:$0.0000$0.0000$0.0000$0.000017-APR-0608-JUN-0630-JUN-0617-APR-0608-JUN-0630-JUN-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 83 of 210ITEMEAEA1034-9604-0031034-9604-004DX-C9DX-C9SHOULDER BOLTSSHOULDER BOLTSHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101800181QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE16124224412Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:$0.0000 $0.0000$0.0000$0.000017-APR-0608-JUN-0630-JUN-0622-DEC-0922-DEC-1017-APR-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 84 of 210ITEMEAEA1034-0638-0021034-0600-004DX-C9DX-C9EMPLACEMENT COMPONENTS INSTALLATION KITOBV - VEHICLE ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101820183QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE00000Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000 $0.0000Value Code:Value Code:Item Note: OBV25, 26$0.0000$0.0000$0.0000$0.000017-APR-0617-JUL-0704-APR-08Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 85 of 210ITEMEAEA1034-0638-0021034-0600-004DX-C9DX-C9EMPLACEMENT COMPONENTS INSTALLATION KITOBV - VEHICLE ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101840185QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE2222Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0003Definitized price included in item 0003Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120See Attachment A120,,VHA**E0**088VHA**E0**088PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000 $0.0000Value Code:Value Code:Item Note:Item Note:OBV21 thru 23OBV21 thru 23$0.0000$0.0000$0.0000$0.000022-DEC-0917-APR-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 86 of 210ITEMEAEA1034-0600-0021034-0638-002DX-C9DX-C9OBV - VEHICLE ASSEMBLY EMPLACEMENT COMPONENTS INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101860187QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1414Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0078Definitized price included in item 0078Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120See Attachment A120,,VHAP1H03*040VHAP1H03*040PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:
$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:OBV17OBV17 thru 20$0.0000$0.0000$0.0000$0.000017-APR-0617-APR-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 87 of 210ITEMEAEA1034-0600-0041034-0600-001DX-C9DX-C9OBV - VEHICLE ASSEMBLYOBV - VEHICLE ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101880189QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE3030Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0078Definitized price included in item 0165Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120See Attachment A120,,VHAP1H03*040VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:OBV18 thru 20$0.0000$0.0000$0.0000$0.000017-APR-0603-NOV-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 88 of 210ITEMEAEA1034-3600-0011034-0632-001DX-C9DX-C9AVIONICS ASSEMBLYPAM ASSEMBLY INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101900191QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0000Quantity OrderedQuantity OrderedItem Reference:Item Reference : Definitized price included in item 0165Definitized price included in item 0165Ship This Item Only To:Ship This Item Only To:HTSVLSee Attachment A120The Boeing CompanySee Attachment A120P.O. Box 240002499 Boeing BoulevardHuntsville, AL 35824,VHA**W0**001VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:$0.0000$0.0000$0.0000$0.000003-AUG-0903-AUG-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 89 of 210ITEMEAEA1034-0634-0021034-0636-001DX-C9DX-C9SHROUD INSTALLATION KIT ORDNANCE CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101920193QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0000Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in item 0165Definitized price included in item 0165Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120 See Attachment A120See Attachment A120,,VHA**W0**001VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code: Value Code:$0.0000$0.0000$0.0000$0.000003-AUG-0903-AUG-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 90 of 210ITEMEAEA1034-0637-0011034-0638-001DX-C9DX-C9TPS CLOSEOUT INSTALLATION KITEMPLACEMENT COMPONENTS INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101940195QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0000000Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0165Definitized price included in item 0165Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120See Attachment A120,,VHA**W0**001VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000
$0.0000Value Code:Value Code:$0.0000$0.0000$0.0000$0.000003-AUG-0901-SEP-0901-OCT-0903-NOV-0903-AUG-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 91 of 210ITEMEAEA1034-0634-0031034-0634-003DX-C9DX-C9SHROUD INSTALLATION KIT
SHROUD INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000101960197QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE04001111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0003Definitized price included in item 0078Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120 See Attachment A120,,VHA**E0**088VHAP1H03*040PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note: OBV 17 - 20$0.0000$0.0000$0.0000$0.000019-MAY-0614-JUL-0616-JUN-0614-JUL-0611-AUG-0608-SEP-06Scheduled Delivery DateScheduled Delivery Date Original Delivery Date01-JUN-06

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 92 of 210ITEMEAEAEA1034-0600-0041034-3600-0011034-0632-001DX-C9DX-C9DX-C9OBV - VEHICLE ASSEMBLYAVIONICS ASSEMBLYPAM ASSEMBLY INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001019801990200QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE01 5015Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0103Definitized price included in item 0103Definitized price included in item 0103Ship This Item Only To: See Attachment A120See Attachment A120,VHAC3P0**002VHAC3P0**002VHAC3P0**002PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:Item Note:Item Note:OBV33OBV 28 – 32 $0.0000$0.0000$0.0000$0.0000$0.0000$0.000030-AUG-0717-NOV-0622-DEC-10Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 93 of 210ITEMEAEA1034-0634-0021034-0636-001DX-C9DX-C9SHROUD INSTALLATION KIT ORDNANCE CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102010202QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0000Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in item 0103Definitized price included in item 0103Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120 See Attachment A120See Attachment A120,,VHAC3P0**002VHAC3P0**002PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:
Value Code:$0.0000$0.0000$0.0000$0.000017-NOV-0617-NOV-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 94 of 210ITEMEAEALT1034-0637-0011034-0638-002DX-C9DX-C9DX-C9TPS CLOSEOUT INSTALLATION KITEMPLACEMENT COMPONENTS INSTALLATION KITOSC RAYON NOZZLE QUAL TESTINGHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001 HQ0006-01-C-0001/HQ0006-01-C-0001020302040205QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE441441Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0103 Definitized price included in item 0103Definitized $4,438,947 included in Item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120See Attachment A120,,VHAC3P0**002VHAC3P0**002VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value: Item Unit Value:$0.0000$0.0000$4,438,947.0000Value Code:Value Code:Value Code:Item Note:Item Note:OBV 28 & 30- 32.OBV 28, 30,31, 32$0.0000$0.0000$0.0000$0.0000$0.0000
$0.000022-DEC-0922-DEC-0902-OCT-06Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 95 of 210ITEMEAEA1034-0100-0051034-0086-002DX-C9DX-C9OSC BOOSTER STACKORDNANCE CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102060207QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized Price included in item 0002Definitized price included in line item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:OBV 4 OBV 4$0.0000$0.0000$0.0000$0.000011-MAY-0610-MAY-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 96 of 210ITEMEAEA1034-0084-0041034-0037-003DX-C9DX-C9SHROUD INSTALLATION KITTPS CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102080209QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE2121Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in line item 0002Definitized price included in line item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,, VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:OBV 4, OBV 5
OBV 4$0.0000$0.0000$0.0000$0.000010-MAY-0610-MAY-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 97 of 210ITEMEAEA1034-0082-0041034-0634-002DX-C9DX-C9PAM ASSEMBLY INSTALLATION SHROUD INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102100211QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1010Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in line item 0002Definitized price included in line item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note: OBV 5$0.0000$0.0000
$0.0000$0.000010-MAY-0618-SEP-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 98 of 210ITEMEAEA1034-0800-0021034-0086-002DX-C9DX-C9OBV - VEHICLE ASSEMBLYORDNANCE CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102120213QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0000Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in line item 0002Definitized price included in line item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675748675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:FT-3FT-3$0.0000$0.0000$0.0000$0.000024-JUL-0624-AUG-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 99 of 210ITEMEAEA1034-0084-0041034-0037-003DX-C9DX-C9SHROUD INSTALLATION KITTPS CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102140215QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0000Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in line item 0002Definitized price included in line item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note: FT-3 $0.0000$0.0000$0.0000$0.000024-AUG-0624-AUG-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 100 of 210ITEMEAEAEA1034-0082-0041034-0038-0041034-3800-001DX-C9DX-C9DX-C9
PAM ASSEMBLY INSTALLATIONEMPLACEMENT COMPONENTS INSTALLATIONBOOSTER AVIONICS MODULE (BAM)HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001 HQ0006-01-C-0001/HQ0006-01-C-0001021602170218QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE001001Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in line item 0002Definitized price included in line item 0002Definitized price included in line item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000 $0.0000 $0.0000Value Code:Value Code:Value Code:Item Note: FT-3$0.0000$0.0000$0.0000$0.0000$0.0000$0.000024-AUG-0624-AUG-0624-AUG-06Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 101 of 210ITEMEAEAEA 1034-0086-003DX-C9DX-C9DX-C9CABLE ASSY, W9291 SIGI INJECTIONCONSOLE ASSEMBLY NAVIGATOR SIMULATORORDNANCE CLOSEOUT INSTALLATION KIT1034-9291-0021034-9031-003HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001021902200221QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE221221Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in line item 0002Definitized price included in line item 0002Definitized price included in line item 0002Ship This Item Only To: See Attachment A120, VHA**10**093VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code: Value Code:Value Code:Item Note:Item Note:Item Note:QA clause Q073 is not applicable to this item and is deletedQA clause Q073 is not applicable to this item and is deletedOBV- 5$0.0000$0.0000$0.0000$0.0000$0.0000$0.000031-JUL-0624-MAY-0622-JUN-06Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 102 of 210ITEMEAEA 1034-3600-003DX-C9DX-C9PROGRAM REALIGNMENT - ECP 265
AVIONICS ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102220223QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Undefinitized $3,978,727 included in item 0103Definitized price included in item 0003Ship This Item Only To: See Attachment A120,VHAC3P0**002VHA**E0**088PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:Schedule impact (stretch) to CE2 Lot 1 caused by ECP 265/271/282 RealignmentOBV21 & OBV22$0.0000$0.0000$0.0000$0.000024-DEC-0810-AUG-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 103 of 210ITEMEAEA1034-0600-004-VEO-39771034-9606-004DX-C9DX-C9OBV - VEHICLE ASSEMBLYYOKE REDESIGNHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102240225QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093 VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note: OBV24$0.0000$0.0000$0.0000$0.0000
10-AUG-0610-AUG-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 104 of 210ITEMEAEAEADX-C9DX-C9DX-C9OBJECTIVE CREDIT PROPOSALIFT 13C PATHFINDERGTM TESTING AT GDILHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001022602270228QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized -$21,435,472 included in item 0002Definitized $119,639 included in item 0002Definitized $114,204 included in item 0002Ship This Item Only To:Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120,,,VHA**10**093VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:-$21,435,472.0000$119,639.0000$114,204.0000Value Code:Value Code:Value Code:$0.0000$0.0000$0.0000$0.0000$0.0000$0.000010-AUG-0601-DEC-0601-DEC-06Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 105 of 210ITEMEAEAEADX-C9DX-C9DX-C910 MB HARDLINE TELEMETRYPM&P PHASE 1HERITAGE CLASS 3 ACTION ITEMSHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001022902300231QUANTITY UM PART NUMBER VENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Defitized $377,666 included in item 0002Definitized $1,307,924 included in item 0002Definitized $228,755 included in item 0002Ship This Item Only To:Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120,,,VHA**10**093 VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$377,666.0000$1,307,924.0000$228,755.0000Value Code:Value Code:Value Code:$0.0000$0.0000$0.0000$0.0000$0.0000$0.000001-DEC-0601-DEC-0601-DEC-06Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 106 of 210ITEMEAEAEA1034-0037-0031034-3800-0031034-0836-001DX-C9DX-C9DX-C9TPS CLOSEOUT INSTALLATION KITBOOSTER AVIONICS MODULE (BAM)ORDNANCE CLOSEOUT INSTALLATIONHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001 HQ0006-01-C-0001/HQ0006-01-C-0001023202330234QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE101101Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0002 Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:
Value Code:Value Code:Item Note:Item Note:OBV5OBV23/FT3$0.0000$0.0000$0.0000$0.0000$0.0000$0.000014-AUG-0618-SEP-0601-DEC-06Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 107 of 210ITEMEAEA1034-0834-001DX-C9DX-C9SHROUD INSTALLATION KITSILO OPERATIONS (MISSILE FIELD 1 TO 3)HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102350236QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized $125,746 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,, VHA**10**093 VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$125,746.0000Value Code:Value Code:Item Note: OBV23/FT3$0.0000 $0.0000 $0.0000$0.000001-DEC-0618-SEP-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 108 of 210ITEMEAEA 1034-0800-001DX-C9DX-C9INSENSITIVE MUNITIONS TESTS - ECP275 OBV - VEHICLE ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102370238QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $152,621 included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$152,621.0000$0.0000Value Code:Value Code:Item Note: FT3/OBV23$0.0000$0.0000 $0.0000$0.000018-SEP-0629-SEP-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 109 of 210ITEMEAEAEA1034-0800-001-VEO-65781034-3600-0041034-3600-004DX-C9DX-C9
DX-C9OBV - VEHICLE ASSEMBLY (W/ INERT MOTORS)AVIONICS ASSEMBLYAVIONICS ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001023902400241QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0003Definitized price included in item 0003Ship This Item Only To: See Attachment A120,VHA**10**093VHA**10**093VHA**E0**088PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:Item Note:Item Note:Item Note: OBV27 OBV24 OBV22$0.0000$0.0000$0.0000$0.0000$0.0000$0.000029-SEP-0629-SEP-0629-SEP-06Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 110 of 210ITEMEAEA1034-0600-004-VEO-48761034-0834-001DX-C9DX-C9OBV - VEHICLE ASSEMBLY (W/INERT MOTORS)SHROUD INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102420243QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1010Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0103Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120SeeAttachment A120,,VHAC3P0**002VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note: GTM4/OBV29FT4 (OBV26) and GTM3 (OBV27). GTM3 Shroud Kit to be used for GBI FieldRefurbishment.$0.0000$0.0000$0.0000$0.000029-SEP-0617-JUL-07Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 111 of 210ITEMEAEAEADX-C9DX-C9DX-C9FLIGHT TERMINATION SYSTEMS CHANGE ECP 321DGT QUALIFICATION TESTINGGBI REFURBISHMENT ECP 313HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001024402450246QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111 11Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized $256,009 included in item 0002Definitized $1,073,856 included in item 0002Definitized $25,698,304 included in item 0002Ship This Item Only To: See Attachment A120,VHA**10**093VHA**10**093VHA**10**093PROJECT CCNSOWFREQN/A
SOWGBIRTRUE MANUFACTURER675784675784675784SOW:SOW:SOW:SOW Rev:SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:Item Unit Value:$256,009.0000$1,073,856.0000 $25,698,304.0000Value Code:Value Code:Value Code:Period of Performance: 6/16/06 thru 2/28/07$0.0000$0.0000$0.0000$0.0000$0.0000$0.000028-FEB-0729-SEP-0628-FEB-07Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 112 of 210ITEMEAEA1034-0832-001DX-C9DX-C9PAM ASSEMBLY INSTALLATIONPROPOSAL PREP FOR ECP 271: CY 2008HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102470248QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Undefinitized $1,506,200 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,, VHA**E0**088VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note: OBV23 (FT3)$0.0000 $0.0000$0.0000$0.000002-OCT-0624-OCT-06Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 113 of 210ITEMEAEA 1034-0837-001DX-C9DX-C9CR-125 QUALIFICATIONTPS CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102490250QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE13111100Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $911,501 included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$911,501.0000$0.0000Value Code:Value Code:Item Note: OBV23, 25, 26$0.0000$0.0000$0.0000$0.000024-OCT-0617-OCT-0631-OCT-0710-SEP-0802-FEB-0901-JUL-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 114 of 210ITEMEAEA1034-0838-0011034-0832-001DX-C9DX-C9EMPLACEMENT COMPONENTS INSTALLATION KITPAM ASSEMBLY INSTALLATIONHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102510252QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE301110000Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To: See Attachment A120,VHA**10**093VHA**10**093 PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note: OBV23, 25, 26$0.0000$0.0000$0.0000$0.0000
23-AUG-0731-OCT-0710-SEP-0822-DEC-0923-AUG-0710-SEP-0822-DEC-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 115 of 210ITEMEAEA1034-0634-0041034-0834-001DX-C9DX-C9SHROUD INSTALLATION KITSHROUD INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102530254QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1010Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0003Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**E0**088VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:OBV22$0.0000$0.0000$0.0000$0.000022-DEC-0914-MAY-08Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 116 of 210ITEMEAEA1034-0634-0041034-0634-004DX-C9DX-C9SHROUD INSTALLATION KIT SHROUD INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102550256QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1616Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0103Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093 VHAC3P0**002PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:OBV24 (GTM-2G) Shroud Kit to be used for GBI Field Refurbishment.OBV28 thru 33. OBV29 & 33 Shroud Kits to be diverted to GBI Field Refurbishment.$0.0000$0.0000$0.0000$0.0000
15-NOV-0622-DEC-10Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 117 of 210ITEMEAEA1034-0634-0041034-0636-002DX-C9DX-C9SHROUD INSTALLATION KIT ORDNANCE KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102570258QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0000Quantity OrderedQuantity OrderedItem Reference:Item Reference:Undefinitized price included in item 0165Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**W0**001
VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:$0.0000$0.0000$0.0000$0.000015-OCT-08 01JUN-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 118 of 210ITEMEAEA1034-0836-0011034-0636-002DX-C9DX-C9ORDNANCE CLOSEOUT INSTALLATIONORDNANCE KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102590260QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE02002Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0003Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093
VHA**E0**088PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note: OBV21, 22$0.0000$0.0000$0.0000 $0.000002-FEB-0914-MAY-0922-DEC-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 119 of 210ITEMEAEAEA1034-0636-0021034-0636-002DX-C9DX-C9DX-C9ORDNANCE KIT ORDNANCE KIT83364J00038-001 CHOCKS - PART NUMBER IDENTIFICATIONHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001026102620263QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDEDPRICE204204Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0103Undefinitized price included in item 0165Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHAC3P0**002VHA**W0**001 VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:Item Note: LDC21, 22$0.0000$0.0000$0.0000$0.0000$0.0000$0.000011-JUN-0712-NOV-0928-FEB-07Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 120 of 210ITEMEAEADX-C9DX-C9CHOCKS - PART NUMBER IDENTIFICATIONINSENSITIVE MUNITIONS TESTS-ECP27583364J00073-001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102640265QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized $484,578 included in item 0002Ship This Item Only To: See Attachment A120,VHA**10**093VHA**10**093
PROJECT CCNIMP2 10/31/06TRUE MANUFACTURER675784675784SOW: SOW Rev:Item Unit Value:Item Unit Value:$0.0000$484,578.0000Value Code:Value Code:Period of Performance: 10/31/2006 - 1/31/2007$0.0000$0.0000$0.0000$0.000028-FEB-0731-JAN-07Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 121 of 210ITEMEAEA1034-9681-0031034-9606-004DX-C9DX-C9CARRIAGE ADAPTERYOKE REDESIGNHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102660267QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE44211211Quantity OrderedQuantity OrderedItem Reference:Item Reference:Undefinitized price included in item 0002Undefinitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:$0.0000$0.0000$0.0000$0.000022-DEC-0903-MAR-1027-APR-1022-DEC-0903-MAR-1027-APR-10Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 122 of 210ITEMEAEA1034-9690-0061034-9604-003DX-C9DX-C9RACEWAY BRIDGESHOULDER BOLTSHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102680269QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE168844422Quantity OrderedQuantity OrderedItem Reference:Item Reference:Undefinitized price included in item 0002Undefinitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:$0.0000$0.0000$0.0000$0.000022-DEC-0903-MAR-1027-APR-1022-DEC-0903-MAR-1027-APR-10Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 123 of 210ITEMEAEADX-C9DX-C9CARRIAGE ADAPTORYOKE1034-9681-0031034-9606-004HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102700271QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE10101010Quantity OrderedQuantity OrderedItem Reference:Item Reference:Undefinitized price included in item 0165Undefinitized price included in item 0165Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**W0**001VHA**W0**001PROJECT CCN TRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:$0.0000$0.0000$0.0000$0.000020-NOV-0920-NOV-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 124 of 210ITEMEAEADX-C9DX-C9RACEWAY BRIDGESSHOULDER BOLTS1034-9690-0061034-9604-003HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102720273QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE4020FREEFORM SOW EURN Rev 004020Quantity OrderedQuantity OrderedItem Reference:Item Reference: Undefinitized price included in item 0165Undefinitized price included in item 0165Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**W0**001VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:$0.0000$0.0000$0.0000
$0.000020-NOV-0920-NOV-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 125 of 210ITEMEAEAEA1034-3800-0021034-3600-0061034-3600-006DX-C9DX-C9DX-C9BOOSTER AVIONICS MODULE (BAM)BOOSTER AVIONICS MODULEBOOSTER AVIONICS MODULEHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001027402750276QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE2201001110Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Undefinitized price included in item 0165VHA**10**093VHA**10**093VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$0.0000$0.0000$0.0000Value Code:Value Code:Value Code:Item Note:Item Note:OBV26, OBV36LDC22, LDC23$0.0000$0.0000$0.0000$0.0000
$0.0000$0.000030-JAN-0703-MAR-0802-FEB-0928-JUL-1030-MAY-0704-JUN-0706-JUL-09Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 126 of 210ITEMEAEA1034-3600-0061034-3600-006DX-C9DX-C9BOOSTER AVIONICS MODULE BOOSTER AVIONICS MODULEHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102770278QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE030111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Undefinitized price included in item 0165Definitized price included in item 0103VHA**W0**001VHAC3P0**002PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value: $0.0000$0.0000Value Code:Value Code:Item Note: OBV28, OBV30, OBV38$0.0000$0.0000$0.0000$0.000027-OCT-0901-MAR-0708-MAY-0722-DEC-10Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 127 of 210ITEMEAEA1034-0638-0021034-0638-002DX-C9DX-C9EMPLACEMENT COMPONENTS INSTALLATION KITEMPLACEMENT COMPONENTS INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102790280QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE3211100011Quantity OrderedQuantity Ordered
Item Reference:Item Reference:Undefinitized price included in item 0165Undefinitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**W0**001VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code: Value Code:Item Note:Item Note:OBV38-40LDC 22, 23$0.0000$0.0000$0.0000$0.000030-AUG-0717-DEC-0708-FEB-0819-JAN-0909-OCT-0911-DEC-0903-JUL-0730-JUL-07Scheduled Delivery DateScheduled Delivery Date Original Delivery Date10-DEC-07

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 128 of 210ITEMEAEAEA1034-0634-004DX-C9DX-C9DX-C9SHROUD INSTALLATION KIT
EARLY USE OF RAYON NOZZLES FOR LDC 18-20OBV STAGE 1 NOZZLES QTY 15 PROCUREMENT OF RAYON MAT. & LL TO REFURD S1 NOZZLEHQ0006-01-C-0001/HQ0006-01-C-0001
HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001028102820283QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE110110Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0003Definitized $0 included item item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**E0**088
VHA**10**093VHA**10**093PROJECT CCNSOW EURN 11/29/06TRUE MANUFACTURER675784675784SOW: SOW Rev:Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code: Item Note:Item Note:OBV21Transferred to item 0246$0.0000$0.0000$0.0000$0.0000$0.0000$0.000010-DEC-0730-JAN-0730-JAN-07Scheduled Delivery DateScheduled Delivery Date Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 129 of 210ITEMEAEA1034-3600-006-VEO-125451034-3600-002-VEO-11998DX-C9DX-C9BOOSTER AVIONICS MODULEBOOSTER AVIONICS MODULEHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102840285QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0103Definitized price included in item 0103VHA**H0**040VHA**H0**040PROJECT CCNTRUE MANUFACTURER675784675784
Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:LDC18LDC19$0.0000$0.0000$0.0000$0.000006-FEB-0712-FEB-07Scheduled Delivery Date
Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 130 of 210ITEMEAEA1034-0600-005DX-C9DX-C9OBV - VEHICLE ASSEMBLYECP 367 CLIN 101HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102860287QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE51111111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0103 Definitized $984,598 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHAC3P0**002VHA**10**093PROJECT CCNSOW 24 ACC a New andTRUE MANUFACTURER675784675784SOW: SOW Rev:Item Unit Value:Item Unit Value:$0.0000$984,598.0000Value Code:Value Code:Item Note:Item Note:LDC18-21 & Static Fire (OBV33)CLIN 0101 24 Vehicle Acceleration and FT-3 BAM Conversion$0.0000$0.0000$0.0000$0.000001-MAR-0723-APR-0723-MAY-0711-JUN-0722-DEC-1002-MAR-07Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 131 of 210ITEMEAEADX-C9DX-C9ECP 367 CLIN 111ECP 367 CLIN 409HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102880289QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $0 included in item 0003Definitized $437,094 included in item 0103Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**E0**088VHA**P0**002PROJECT CCNSOW 24 ACCSOW 24 ACCNewNewTRUE MANUFACTURER675784675784SOW:SOW:SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:$0.0000$437,094.0000Value Code:Value Code:Item Note:Item Note:
CLIN 0111 24 Vehicle AccelerationCLIN 0409 24 Vehicle Acceleration and PAN Nozzle Replacement$0.0000$0.0000$0.0000$0.000002-MAR-0702-MAR-07Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 132 of 210ITEMEAEADX-C9DX-C9ECP 367 CLIN 411ECP 367 OBV 13 BAM REWORKHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102900291QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $0 included in item 0165Definitized $135,514 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**W0**001VHA**10**093PROJECT CCNSOW 24 ACC SOW 24 ACCNewNewTRUE MANUFACTURER675784675784SOW:SOW:SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:$0.0000$135,514.0000Value Code:Value Code:Item Note: CLIN 0411 24 Vehicle Acceleration$0.0000$0.0000$0.0000$0.000002-MAR-0702-MAR-07Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 133 of 210ITEMEAEADX-C9DX-C9ECP 372 R1 PROCUREMENT OF RAYON MATERIAL FOR S1
SPARESYL DEV AT OSC CLIN 101HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102920293QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION
CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0101Quantity OrderedQuantity OrderedItem Reference: Definitized $634,630 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNSOW LLM15NSOWSPAR
12/13/061/24/07TRUE MANUFACTURER675784675784SOW:SOW:SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:$0.0000$634,630.0000Value Code:Value Code:Item Note: Transferred to item 0246.$0.0000$0.0000$0.0000$0.000002-MAR-0702-MAR-07Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 134 of 210ITEMEAEA 1034-0834-002DX-C9DX-C9SPARESYL DEVELOPMENT AT OSCSHROUD INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102940295QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE10100Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $1,770,300 included in item 0165Undefinitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**W0**001
VHA**10**093PROJECT CCNSOWSPAR 1/24/07TRUE MANUFACTURER675784675784SOW: SOW Rev:Item Unit Value:Item Unit Value:$1,770,300.0000$0.0000Value Code:Value Code:
Item Note: CLIN 0411$0.0000$0.0000$0.0000$0.000002-MAR-0702-FEB-0917-JUN-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 135 of 210ITEMEA 1034-0634-005DX-C9SHROUD INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-00010296QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE211Quantity OrderedItem Reference: Undefinitized price included in item 0002Ship This Item Only To: See Attachment A120,VHA**10**093PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code:Item Note: OBV34, 37$0.0000 $0.000003-JUL-0730-JUL-07Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 136 of 210ITEMEA 1034-0634-005DX-C9SHROUD INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-00010297QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE3110100000000000Quantity OrderedItem Reference: Undefinitized price included in item 0165Ship This Item Only To: See Attachment A120,VHA**W0**001PROJECT CCN
TRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code:Item Note: OBV38 thru 40$0.0000 $0.000030-AUG-0717-DEC-0710-DEC-0708-FEB-0816-FEB-0911-FEB-0905-MAR-09
16-MAR-0926-MAR-0927-MAR-0925-MAR-0916-APR-0906-MAY-0928-MAY-0905-AUG-09Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 137 of 210ITEMEAEA1034-0832-0011034-0636-003DX-C9DX-C9PAM ASSEMBLY INSTALLATION
ORDNANCE CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000102980299QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION
CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE12111Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in item 0002Definitized price included in item 0103Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,
VHA**10**093VHA**P0**002PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:OBV27LDC20, 21 $0.0000$0.0000$0.0000$0.000022-DEC-1030-MAY-0711-JUN-07Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 138 of 210ITEMEA 1034-0636-004DX-C9ORDNANCE CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-00010300QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE311100000000000Quantity OrderedItem Reference: Definitized price included in item 0165Ship This Item Only To: See Attachment A120,VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code:Item Note: OBV38-40$0.0000 $0.000030-AUG-0717-DEC-0708-FEB-0819-JAN-0916-FEB-0905-MAR-0901-APR-09
30-APR-0901-JUN-0930-JUN-0931-JUL-0931-AUG-0901-OCT-0929-OCT-09Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 139 of 210ITEMEAEA1034-0636-0041034-0600-006DX-C9DX-C9ORDNANCE CLOSEOUT INSTALLATION KITOBV - VEHICLE ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103010302QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE221111Quantity OrderedQuantity OrderedItem Reference:
Item Reference:Definitized price included in item 0002Undefinitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:
Item Note:LDC22, 23LDC22, 23$0.0000$0.0000$0.0000$0.000003-JUL-0730-JUL-0710-JUL-0730-JUL-07Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 140 of 210ITEMEAEA1034-3600-0081034-3600-008DX-C9DX-C9BOOSTER AVIONICS MODULE
BOOSTER AVIONICS MODULEHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103030304QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE2011000000000000Quantity OrderedQuantity OrderedItem Reference:Item Reference:
Definitized price included in item 0165Definitized price included in item 0165Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,
VHA**W0**001VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note: OBV34, OBV37$0.0000 $0.0000$0.0000$0.000006-JUL-0707-FEB-0828-MAR-0830-MAY-0825-JUN-0822-JUL-0807-OCT-0817-NOV-0813-JAN-0916-MAR-0915-MAY-0915-JUL-0914-SEP-0925-NOV-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 141 of 210ITEMEA 1034-0632-002DX-C9PAM ASSEMBLY INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-00010305QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE211Quantity OrderedItem Reference: Definitized price included in item 0002Ship This Item Only To: See Attachment A120,VHA**10**093PROJECT CCNTRUE MANUFACTURER
675784Item Unit Value: $0.0000 Value Code:Item Note: LDC22, 23$0.0000 $0.000005-JUL-0730-JUL-07Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 142 of 210ITEMEA 1034-0632-002DX-C9PAM ASSEMBLY INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-00010306QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE3110100000000000Quantity OrderedItem Reference: Definitized price included in item 0165Ship This Item Only To: See Attachment A120,VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code:Item Note: OBV38-40$0.0000 $0.000030-AUG-0717-DEC-0721-JAN-0808-FEB-0816-FEB-0925-FEB-0905-MAR-0916-MAR-09
26-MAR-0927-MAR-0916-APR-0920-APR-0920-MAY-0928-MAY-0919-AUG-09Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 143 of 210ITEMEAEA1034-3800-0041034-0600-007DX-C9DX-C9BOOSTER AVIONICS MODULE (BAM)OBV - VEHICLE ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103070308QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1311110000000Quantity OrderedQuantity OrderedItem Reference:Item Reference:
Definitized price included in item 0002Definitized price included in item 0165Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:FT-4OBV38 thru OBV40$0.0000$0.0000$0.0000$0.000022-OCT-0724-AUG-0717-DEC-0715-FEB-0807-JUL-0801-AUG-0827-AUG-0812-NOV-0817-DEC-0816-FEB-0916-APR-09Scheduled Delivery Date Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 144 of 210ITEMEAEA1034-0600-0071034-0800-003DX-C9DX-C9OBV - VEHICLE ASSEMBLY
OBV - VEHICLE ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103090310QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0100001Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0165Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**W0**001
VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note: FT4$0.0000$0.0000$0.0000$0.0000 16-JUN-0917-AUG-0916-OCT-0914-JAN-1031-OCT-07Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 145 of 210ITEMEAEA1034-0834-0021034-0836-002DX-C9DX-C9SHROUD INSTALLATION KITORDNANCE CLOSEOUT INSTALLATIONHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103110312QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE221111Quantity OrderedQuantity OrderedItem Reference:Item Reference:
Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:FT4 (OBV26) and GTM3 (OBV27). GTM3 Shroud Kit to be used for GBI FieldRefurbishment.OBV26, OBV25$0.0000$0.0000$0.0000$0.000031-OCT-0722-DEC-1031-OCT-0710-SEP-08Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 146 of 210ITEMEAEADX-C9DX-C9INCREASE COST OF SPARESYL FOR CLIN 409CE-0 EHF SUBSYSTEM DRAWING CHANGEHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103130314QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $272,354 included in item 0103Definitized $31,678 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**P0**002VHA**10**093PROJECT CCNSOWSPAR 1/24/07TRUE MANUFACTURER675784675784SOW: SOW Rev:Item Unit Value:Item Unit Value:$272,354.0000$31,678.0000Value Code:Value Code:Item Note: CE-0 EHF Subsystem drawing change, removal of hardware, development of a masssimulator and recurring costs for 18 simulators.$0.0000$0.0000$0.0000$0.000027-AUG-0727-AUG-07Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 147 of 210ITEMEALTDX-C9DX-C9FAN FLY-OUT WORK FROM ECP106 NEVER REIMBURSEDONE SET OF FOUR UMBILICAL CABLESHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103150316QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $70,535 included in item 0002Undefinitized $50,000 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**14**998PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$70,535.0000$0.0000Value Code:Value Code:Item Note: Fabricate one set of four Umbilical Cable samples. One sample each is to bemanufactured from Orbital drawings 1034-9991-5, 1034-9988-5, 1034-9994-3 and 1034-9995-5. The samples shall be manufactured, representative of the identified sectionof cable, as indicated by J. R. Hudnall on marked up Orbital drawings 1034-9991-5,1034-9988-5, 1034-9994-3 and 1034-9995-5. Each cable sample is to be 50 feet inlength, less pigtails and connectors and built per TM8575 less test. Each sample isto contain all conductors, shields and cable over braids representative of the crosssection of the indicated section of umbilical cable (main run of cable betweenpigtails and connectors).$0.0000$0.0000$0.0000$0.000019-SEP-0704-OCT-07Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 148 of 210ITEMEAEA 1034-0832-002DX-C9DX-C9COST COLLECTION ITEM FOR 2 STAGE DEV FTG-04 PAM KITCLIN 0102HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103170318QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Cost Collection Item for CLIN 0102Definitized Price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093 PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$35,674,525.0000$0.0000Value Code:Value Code:Item Note: FTG-04$36,627,908.0000$0.0000 $36,627,908.0000$0.000016-MAR-0913-NOV-07Scheduled Delivery DateScheduled Delivery Date

PURCHASECONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 149 of 210ITEMEAEA1034-0638-003DX-C9DX-C9EMPLACEMENT KITFCDCA SERVICE LIFE EXTENSION TESTINGHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103190320QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0101Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0165Definitized $557,929 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093
PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$557,929.0000Value Code:Value Code:Period of Performance: 7/12/2007 thru 12/31/2008
Item Note:For 1034-0910 FCDCA, SIS and 1034-0911 FCDCA, FTS perform Age Surveillance Tests.Test per 1034-0912 "Component Product Specification for Flexible Confined DetonatingCord Assemblies (FCDCA)" Section 4.2.2.3.3 Age Surveillance Test and Table 4-3 AgeSurveillance Requirement. Test sufficient unit quantities to achieve 5 yearrequirement. For Stage 1 TVC EED, Orbital will revise the specifications, generateSLE analysis, and write test procedures for the EED SLE testing. Orbital willmanage, status, and support SLE testing at subcontractor facilities for theperformance of the SLE testing. Orbital shall prepare a final report analyzing thetest results and provide an SLE recommendation for the EED.$0.0000$0.0000$0.0000$0.000026-MAR-0902-JAN-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 150 of 210ITEMEAEA1034-3600-008DX-C9DX-C9BOOSTER AVIONICS MODULEINCREASE BUDGET FOR RAM&T SUPPORT FOR ECP384-2HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103210322QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0101Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in item 0165Definitized $2,997,553 included in item 0322Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**W0**001VHA**Q0**126PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$2,997,553.0000Value Code:Value Code: APeriod of Performance: 7/18/200/7- 10/10/2008$0.0000$3,120,000.0000$0.0000$3,120,000.000014-JAN-1016-MAR-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 151 of 210ITEMEAEA1034-3600-0081034-0600-007DX-C9DX-C9BOOSTER AVIONICS MODULEOBV - VEHICLE ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103230324QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE000000000000000Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0165Definitized price included in item 0165Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**W0**001
VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:$0.0000$0.0000$0.0000$0.000010-FEB-10
23-MAR-1003-MAY-1021-JUN-1026-JUL-1003-SEP-1010-MAR-1011-MAY-1012-JUL-1024-AUG-1011-OCT-1013-DEC-1008-FEB-11Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 152 of 210ITEMEAEA1034-0637-0011034-0632-002DX-C9DX-C9TPS CLOSEOUT INSTALLATION KITPAM ASSEMBLY INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103250326QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0000000000000000Quantity OrderedQuantity OrderedItem Reference:
Item Reference:Definitized price included in item 0165Definitized price included in item 0165Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**W0**001VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:$0.0000 $0.0000$0.0000$0.000002-MAR-1003-MAY-1001-JUL-1016-AUG-1001-OCT-1003-DEC-1031-JAN-1102-MAR-1003-MAY-1001-JUL-1016-AUG-1001-OCT-1003-DEC-1031-JAN-11Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 153 of 210ITEMEAEA1034-0638-0031034-0636-004DX-C9DX-C9EMPLACEMENT KITORDNANCE CLOSEOUT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103270328QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE0000000000000000Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0165Definitized price included in item 0165Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**W0**001VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:$0.0000
$0.0000$0.0000$0.000010-MAR-1011-MAY-1012-JUL-1024-AUG-1011-OCT-1013-DEC-1008-FEB-1102-MAR-1003-MAY-1001-JUL-1016-AUG-1001-OCT-1003-DEC-1031-JAN-11Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 154 of 210ITEMEA 1034-0634-005DX-C9SHROUD INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-00010329QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE00000000Quantity OrderedItem Reference: Definitized price included in item 0165Ship This Item Only To: See Attachment A120,VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code:Item Note: OBV52-58$0.0000 $0.000002-MAR-1003-MAY-1001-JUL-1016-AUG-1001-OCT-1003-DEC-1031-JAN-11Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 155 of 210ITEMEADX-C9AUTHORIZE ATK FOR SHIPPING ICC TO AMRDECHQ0006-01-C-0001/HQ0006-01-C-00010330QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE11Quantity OrderedItem Reference: Definitized $26,142 included in item 0002Ship This Item Only To: See Attachment A120,VHA**10**093PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $26,142.0000 Value Code:Period of Performance: 9/12/07 thru 01/03/08Item Note: Seller shall direct ATK to provide propellant carton samples to the Aviation andMissile Research, Development and Engineering Center (AMRDEC) Propulsion Laboratorylocated at Redstone Arsenal, Alabama. ATK is to ship all propellant carton samples(1/2 Gallon ICCs) poured from GMD propellant mixes to AMRDEC. This is for flight upthrough 89, with theexception of 82, 83 and 85. It does not include flight setsbeyond 89. GMD does not require ATK to hold these samples for pre-launch testing.AMRDEC will provide funding for shipment of the samples. The shipment informationis:Transportation OfficerExplosive Storage BranchBldg. 8700Redstone, Arsenal, AL. 35898Attn: AMSRD-AMR-PS-S:Mr. Jeremy Rice, 256-876-6077 orMr. Mike McDonald, 256-876-5783$0.0000 $0.000003-JAN-08Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 156 of 210ITEMEAEADX-C9DX-C9REDESIGN OF VSL TOOLAUTHORIZE ORBITAL TO PURCHASE RECEIVERS FROM L3 TOHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103310332QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $8,308 included in item 0002Definitized $78,296 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$8,308.0000$78,296.0000Value Code:Value Code:Period of Performance:Period of Performance:09/07 thru 01/087/31/2007 thru 11/30/2007Item Note:Item Note:Seller is authorized to update drawings per Boeing proposed changes (Drawing Numbers1034-9603 and 1034-9600).Seller shall ATP the two CRDs, P/N 655200-7, Serial numbers 029 and 063 atCincinnati Electronics. The schedule objective for Orbital is to conduct thedesired work in time to support a June 2008 ILC for the FTG-06. This changenecessitates immediate action to support the ILC for FTG-06. The Acceptance DataPackage should include a complete pedigree of the two CRDs. The period ofperformance for this effort is May 29, 2007 to Aug. 27, 2007.$0.0000$0.0000$0.0000$0.000003-JAN-0830-NOV-07Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 157 of 210ITEMEAEADX-C9DX-C9CONTRACTOR LOGISTICS SUPPORTRFEA FOR MISSILE FIELD OPERATIONAL IMPACTSHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103330334QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Defintized $783,255 included in item 0333Definitized $662,642 included in item 0165Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**AE**003
VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$783,255.0000$662,642.0000Value Code:Value Code:Period of Performance:Period of Performance:1/1/08 - 12/31/0810/2/07 - 12/31/07$857,000.0000$0.0000$857,000.0000$0.000002-JAN-0902-JAN-08Scheduled Delivery DateScheduled Delivery Date

\PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 158 of 210ITEMEAEA1034-0800-0021034-3800-003DX-C9DX-C9OBV - VEHICLE ASSEMBLY
BOOSTER AVIONICS MODULE (BAM)HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103350336QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION
CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,
VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:OBV25OBV25
$0.0000$0.0000$0.0000$0.000010-SEP-0807-AUG-08Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 159 of 210ITEMEAEADX-C9DX-C9PROCUREMENT OF MACH2 EXCESS INVENTORY FROM ORBITAL EIS-2 UPGRADEHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103370338QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $68,688 included in item 0322Definitized price uncluded in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**Q0**092
VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$68,688.0000$0.0000Value Code:Value Code:Period of Performance: 12/19/2008 - 12/31/2010$0.0000$0.0000$0.0000$0.000029-FEB-0803-MAR-08Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 160 of 210ITEMEAEA8050890-28050890-4DX-C9DX-C9BOOSTER REFURBISHMENT - OBV
BOOSTER REFURBISHMENT - OBVHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103390340QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:
Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,
VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:Pluto (R1)
Saturn (R2)$0.0000$0.0000$0.0000$0.000025-SEP-0817-NOV-08Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 161 of 210ITEMEAEA8050890-68050891-1DX-C9DX-C9BOOSTER REFURBISHMENT - OBV
AVIONICS ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103410342QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE21111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093
PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:Venus (R3), Mars (R4)Saturn (R2) $0.0000$0.0000$0.0000$0.000016-NOV-0920-JAN-1002-JUN-08Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 162 of 210ITEMEAEA8050891-21034-3600-009DX-C9DX-C9AVIONICS ASSEMBLYBOOSTER AVIONICS MODULE (BAM)HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103430344QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE201010Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0165Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093
VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note: Venus (R3), Mars (R4)$0.0000 $0.0000$0.0000$0.000012-DEC-0812-FEB-0901-APR-0927-JAN-11Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 163 of 210ITEMEAEAEADX-C9DX-C9DX-C9FTG-02 ADDITIONAL RANGE REQUIREMENTS AS DIRECTEDRFEA FOR FTG-039600-4077-005 ISTC FLIGHT DATA COMPUTER CONFIGURATION CHANGEHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001 HQ0006-01-C-0001/HQ0006-01-C-0001034503460347QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $185,602 included in item 0002Definitized $676,631 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093VH2**C0**064PROJECT CCN
ECP0397/CM19TRUE MANUFACTURER675784675784675784SOW: SOW Rev:Item Unit Value:Item Unit Value:Item Unit Value:$185,602.0000$676,631.0000$89,979.0000Value Code:Value Code:Value Code:Item Note: Costs shall be collected and reported separately under CLIN 0107. A FinancialReport, Format 6, shall be submitted the month following delivery of the unit.$0.0000$0.0000$107,718.0000$0.0000$0.0000$107,718.000007-APR-0816-MAY-0816-MAY-08Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 164 of 210ITEMEAEADX-C9DX-C9BAN FULL MOTION TEST1034-9700-004 EIS UPGRADE
HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103480349QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $92,106 included in item 0002
Definitized $0 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCN
TRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$92,106.0000$0.0000Value Code:Value Code:$0.0000$0.0000$0.0000$0.000009-MAY-0823-MAY-08Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 165 of 210ITEMEAEADX-C9DX-C9ONE SHOT SUPPORTKV HOT FIRE SEPARATION TEST
HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103500351QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $450,000 included in item 0322 Definitized $620,102 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**Q0**092VHA**10**093PROJECT CCN
TRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$450,000.0000$620,102.0000Value Code:Value Code:Period of Performance: 1/7/2007 - 8/28/2008$0.0000$0.0000
$0.0000$0.000028-AUG-0823-DEC-08Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 166 of 210ITEMEA 1034-0600-008(TS)DX-C9OBV - VEHICLE ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-00010352QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE2101000000000000000Quantity OrderedItem Reference: Definitized price included in item 0165Ship This Item Only To: See Attachment A120,VHA**W0**001PROJECT CCN
TRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code:Item Note: OBV41-46&48-58. (TS) Means Traceable by Serial Number - Boeing Use Only$0.0000 $0.0000
25-FEB-0908-JUN-0901-SEP-0906-OCT-0902-NOV-0915-JAN-1015-FEB-1015-MAR-1002-APR-1015-APR-1006-MAY-1002-AUG-1001-OCT-1028-OCT-1007-DEC-1011-JAN-1104-FEB-11 31-MAR-11Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 167 of 210ITEMEAEA1034-0834-002DX-C9DX-C9SHROUD INSTALLATION KITCOST COLLECTION ITEM FOR CLIN 0411HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103530354QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Cost Collection Item for CLIN 0411Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$224,300,684.0000Value Code:Value Code:Period of Performance: ATP through 12/31/11Item Note: OBV25
$0.0000$156,763,293.0000$0.0000$156,763,293.000010-SEP-0803-JAN-12Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 168 of 210ITEMEAEADX-C9DX-C9AUTHORIZATION FOR DRAWING CHANGES FOR KIT DRAWINGS
AUTHORIZATION FOR ORBITAL TO RESTRUCTURE KIT DRAWIHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103550356QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $134,528 in cluded in item 0002Definitized ($106,128) included in item 0354Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**W0**001PROJECT CCNSSOW Rev 2 dSSOW Rev 2 dTRUE MANUFACTURER675784675784SOW:SOW:SOW Rev:SOW Rev:Item Unit Value:
Item Unit Value:$134,528.0000-$106,128.0000Value Code:Value Code:$0.0000$0.0000$0.0000$0.000025-JUL-0825-JUL-08Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 169 of 210ITEMEAEADX-C9DX-C9VAFB DELAYSVAFB MAB DELAYS - CRANE, FIRE SUPPRESSION, FACILITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103570358QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $13,234 included in item 0002Definitized $99,799 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093
VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$13,234.0000$99,799.0000Value Code:Value Code:$0.0000$0.0000$0.0000$0.0000
22-AUG-0822-AUG-08Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 170 of 210ITEMEAEADX-C9DX-C9TASK Z TEB R&RTASK Z DE-EMPLACING AND EMPLACING
HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103590360QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $203,008 included in item 0002Definitized $9,483 included in item 0333Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**AE**003PROJECT CCNTask ZTask Z05/08/0805/08/08TRUE MANUFACTURER675784675784SOW:SOW:SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:$203,008.0000$9,483.0000Value Code:Value Code:Period of Performance:Period of Performance:5/8/08 - 9/30/085/8/08 - 9/30/08$0.0000$0.0000$0.0000$0.000002-SEP-0802-SEP-08Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 171 of 210ITEMEAEA 1034-0832-005DX-C9DX-C9DE-SCOPE OF EARTH ACTIVITYPAM ASSEMBLY INSTALLATIONHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103610362QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $33,825 included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093
VHA**10**093PROJECT CCNECP 434 8/12/08TRUE MANUFACTURER675784675784SOW: SOW Rev:Item Unit Value:Item Unit Value:$33,825.0000$0.0000Value Code:Value Code:Period of Performance: 8/6/08 - 12/31/08Item Note: OBV25$0.0000$0.0000$0.0000$0.000002-SEP-0810-SEP-08Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 172 of 210ITEMEAEADX-C9DX-C9USER CALL FOR NOZZLE BAFFLE REPLACEMENT FOR OBV12
RFEA FOR REACHBACK ECP390HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103630364QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $73,422 included in item 0333Definitized $1,046,479 included in item 0322Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**AE**003
VHA**Q0**126PROJECT CCNECP 390 9/11/07TRUE MANUFACTURER675784675784SOW: SOW Rev:Item Unit Value:Item Unit Value:$73,422.0000$1,046,479.0000Value Code:Value Code:
$0.0000$0.0000$0.0000$0.000019-SEP-0810-OCT-08Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 173 of 210ITEMEAEAEADX-C9DX-C9DX-C9AUTHRORIZING ORBITAL FOR DEFENSE INFORMATION ASSURPROCUREMENT ENHANCED TELEMETRY TEST SETSPROCUREMENT ENHANCED TELEMETRY TEST SETS1034-9823-001 (TEST UNIT)1034-9835-001 (PROD UNIT)HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001036503660367QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized $40,000 included in item 0002Definitized $0 included in item 0002Definitized $0 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093VHA**10**093PROJECT CCNECP395 10/2/08TRUE MANUFACTURER675784675784675784SOW: SOW Rev:
Item Unit Value:Item Unit Value:Item Unit Value:$40,000.0000$0.0000$0.0000Value Code:Value Code:Value Code:$0.0000$0.0000$0.0000$0.0000$0.0000$0.000015-OCT-0823-OCT-08
23-OCT-08Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 174 of 210ITEMEAEADX-C9DX-C9DESICCANT REPLACEMENT ON T801SUPPORT FOR THE AGING AND SURVEILLANCE TEST PLANHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103680369QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION
CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:
Definitized $120,871 included in item 0333Definitized $119,583 included in item 0333Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**AE**003VHA**AE**003PROJECT CCN246A-08None7/11/08ATRUE MANUFACTURER675784675784SOW:SOW:SOW Rev:SOW Rev:Item Unit Value:Item Unit Value:$120,871.0000
$119,583.0000Value Code:Value Code:$0.0000$0.0000$0.0000$0.000003-JUL-0825-NOV-08Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 175 of 210ITEMEAEA 1034-3800-005DX-C9DX-C9SRP TASKS FOR ORBITALBOOSTER AVIONICS MODULEHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103700371QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $129,101 included in item 0333Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**AE**003VHA**10**093PROJECT CCN259-08 7/21/08TRUE MANUFACTURER675784675784SOW: SOW Rev:Item Unit Value:Item Unit Value:$129,101.0000$0.0000Value Code:Value Code:Item Note: OBV35$0.0000$0.0000
$0.0000$0.000025-NOV-0827-APR-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 176 of 210ITEMEAEAEADX-C9DX-C9DX-C9ACS SHIPPING CONTAINERS ECP-389FTG-04 REPROCESSING EFFORT UTILIZING TASK YEFFORT FOR TASK-Y REPROCESSINGHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001037203730374QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized $50,566 included in item 0333Definitized $852,798 included in item 0002Definitized $2,668 included in item 0333Ship This Item Only To:Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120,,,VHA**10**093VHA**10**093VHA**AE**003PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$50,566.0000$852,798.0000$2,668.0000Value Code:Value Code:Value Code:$0.0000$0.0000$0.0000$0.0000$0.0000$0.000001-OCT-0923-JAN-0923-JAN-09Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 177 of 210ITEMEADX-C9SOLAR FLARE ADDITIONAL FUNDINGHQ0006-01-C-0001/HQ0006-01-C-00010375QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE11Quantity OrderedItem Reference: Definitized $172

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 178 of 210ITEMEA 1034-0637-002DX-C9TPS CLOSEOUT INSTL INTERCEPTORHQ0006-01-C-0001/HQ0006-01-C-00010376QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1710111121111111111Quantity OrderedItem Reference: Definitized price included in item 0354Ship This Item Only To: See Attachment A120,VHA**W0**001PROJECT CCN
TRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code:Item Note: OBV41 - 46 & 48 - 58$0.0000 $0.000007-MAY-0902-JUL-0901-SEP-0906-OCT-0902-NOV-0904-JAN-10
14-JAN-1015-JAN-1015-FEB-1022-FEB-1015-MAR-1016-MAR-1015-APR-1019-APR-1017-MAY-1014-JUN-1009-JUL-10Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 179 of 210ITEMEA 1034-0638-500DX-C9EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-00010377QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1710111011121211111Quantity OrderedItem Reference: Definitized price included in item 0354Ship This Item Only To: See Attachment A120,
VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code:Item Note: OBV41-46&48-58$0.0000 $0.000007-MAY-0902-JUL-0919-AUG-0901-SEP-09
08-SEP-0930-OCT-0921-DEC-0904-JAN-1008-JAN-1015-JAN-1001-FEB-1022-FEB-1015-MAR-1019-APR-1017-MAY-1014-JUN-1009-JUL-10Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 180 of 210ITEMEA 1034-0638-600DX-C9EMPLACEMENT COMPONENTS INSTALLATION KIT
HQ0006-01-C-0001/HQ0006-01-C-00010378QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1710111012111211111Quantity OrderedItem Reference: Definitized price included in item 0354Ship This Item Only To: See Attachment A120, VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code:Item Note: OBV41-46&48-58$0.0000 $0.000007-MAY-0902-JUL-0901-SEP-0906-OCT-09
02-NOV-0909-NOV-0904-JAN-1014-JAN-1015-JAN-1015-FEB-1022-FEB-1015-MAR-1015-APR-1019-APR-1017-MAY-1014-JUN-1009-JUL-10Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 181 of 210ITEMEA 1034-0638-700DX-C9EMPLACEMENT COMPONENTS INSTALLATION KIT
HQ0006-01-C-0001/HQ0006-01-C-00010379QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1710110101131211111Quantity OrderedItem Reference: Definitized price included in item 0354Ship This Item Only To: See Attachment A120,
VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code:Item Note: OBV41 - 46 & 48 - 58$0.0000 $0.000007-MAY-0908-JUN-0909-SEP-09
29-SEP-0913-OCT-0902-NOV-0909-NOV-0921-DEC-0904-JAN-1015-JAN-1022-FEB-1015-MAR-1015-APR-1019-APR-1017-MAY-1014-JUN-1009-JUL-10Scheduled Delivery Date Original Delivery Date06

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 182 of 210ITEMEA 1034-0634-006DX-C9SHROUD INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-00010380QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1710110101311211111Quantity OrderedItem Reference: Definitized price included in item 0354Ship This Item Only To: See Attachment A120,VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code:Item Note: OBV41-46&48-58$0.0000 $0.000007-MAY-0902-JUL-0901-SEP-0906-OCT-0907-OCT-0902-NOV-09
09-NOV-0904-JAN-1015-JAN-1015-FEB-1022-FEB-1015-MAR-1015-APR-1019-APR-1017-MAY-1014-JUN-1009-JUL-10Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 183 of 210ITEMEA 1034-0636-005DX-C9ORDNANCE CLOSE-OUTHQ0006-01-C-0001/HQ0006-01-C-00010381QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1710111001 311211111Quantity OrderedItem Reference: Definitized price included in item 0354Ship This Item Only To: See Attachment A120,VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code:Item Note: OBV41-46&48-58$0.0000 $0.000007-MAY-0902-JUL-0901-SEP-0929-SEP-0906-OCT-0913-OCT-0916-NOV-09
21-DEC-0915-JAN-1015-FEB-1022-FEB-1015-MAR-1015-APR-1019-APR-1017-MAY-1014-JUN-1009-JUL-10Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 184 of 210ITEMEA 1034-0632-005DX-C9PAM INSTALLATIONHQ0006-01-C-0001/HQ0006-01-C-00010382QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE171011111211 1111111Quantity OrderedItem Reference: Definitized price included in item 0354Ship This Item Only To: See Attachment A120,VHA**W0**001PROJECT CCNTRUE MANUFACTURER 675784Item Unit Value: $0.0000 Value Code:Item Note: OBV41-6&48-58$0.0000 $0.000007-MAY-0902-JUL-0901-SEP-0929-SEP-0926-OCT-0904-JAN-1008-JAN-1015-JAN-1008-FEB-10
22-FEB-1008-MAR-1015-MAR-1008-APR-1019-APR-1017-MAY-1014-JUN-1009-JUL-10Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 185 of 210ITEMEA A30334-1DX-C9PIN, FAIRING THRUSTERHQ0006-01-C-0001/HQ0006-01-C-00010383QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE322222242222 22222Quantity OrderedItem Reference: Definitized price included in item 0354Ship This Item Only To: See Attachment A120,VHA**W0**001PROJECT CCNTRUE MANUFACTURER 675784Item Unit Value: $0.0000 Value Code:Item Note: OBV41 - 58$0.0000 $0.000007-MAY-0901-SEP-0909-SEP-0926-OCT-0908-JAN-1015-JAN-1008-FEB-1022-FEB-1008-MAR-10
15-MAR-1008-APR-1019-APR-1017-MAY-1014-JUN-1009-JUL-10Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 186 of 210ITEMEA 1034-0640-001DX-C9UMBILICAL KIT, LDCHQ0006-01-C-0001/HQ0006-01-C-00010384QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1710111111
1111111111Quantity OrderedItem Reference: Definitized price included in item 0354Ship This Item Only To: See Attachment A120,VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code:Item Note: OBV41-46&48-58$0.0000 $0.000007-MAY-0902-JUL-0901-SEP-0906-OCT-0902-NOV-0915-DEC-0915-JAN-10
25-JAN-1015-FEB-1022-FEB-1015-MAR-1022-MAR-1012-APR-1015-APR-1017-MAY-1014-JUN-1012-JUL-1009-AUG-10Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 187 of 210ITEMEAEADX-C9DX-C9ECP419 CONTINUE EFFORT FOR 2S HERITAGE CLIN701ECP419 INITIAL AUTHORIZATIONHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103850386QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Cost Collection Item for CLIN 0701Undefinitized ($3,154,133) included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**AT**011
VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$12,420,405.0000$0.0000Value Code:Value Code:Item Note: Cost Collection Item for CLIN 0701$11,405,000.0000$0.0000$11,405,000.0000$0.000016-MAR-0916-MAR-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 188 of 210ITEMEAEADX-C9DX-C9AUTHORIZATION FOR ORBITAL FOR ECP419LONG LEAD PROCUREMENT FOR 8 GBIHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103870388QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Undefinitized ($6,554,041) included in item 0317Undefinitized $24,100,000 included in item 0388Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**AS**002PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$24,100,000.0000Value Code:Value Code:Item Note: Cost Collection Item for CLIN 0151$0.0000$24,100,000.0000$0.0000$24,100,000.000016-MAR-0901-FEB-10Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 189 of 210ITEMEAEA 1034-0637-002DX-C9DX-C9AUTHORIZATION FOR PROPOSAL PREP FOR LONG LEAD 8 GBTPS CLOSEOUT INSTL INTERCEPTORHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103890390QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE10100Quantity OrderedQuantity OrderedItem Reference:Item Reference:Undefinitized $200,000 included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:$0.0000
$0.0000$0.0000$0.000016-MAR-0915-MAY-0930-OCT-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 190 of 210ITEMEAEA1034-0838-3001034-0838-400DX-C9DX-C9EMPLACEMENT COMPONENTS INSTALLATION KITEMPLACEMENT COMPONENTS INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103910392QUANTITY UM PART NUMBER
VENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111010Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120 See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:
Item Note:OBV35OBV35$0.0000$0.0000$0.0000$0.000008-JUN-0930-OCT-0930-JUL-0930-OCT-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 191 of 210ITEMEAEA1034-0838-5001034-0836-004DX-C9DX-C9EMPLACEMENT COMPONENTS INSTALLATION KITORDNANCE CLOSE-OUT INSTALLATION-IFTHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103930394QUANTITY UM PART NUMBER VENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111010Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120 See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note: Item Note:OBV35OBV35$0.0000$0.0000$0.0000$0.000008-JUN-0930-OCT-0908-JUN-0930-OCT-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 192 of 210ITEMEAEA1034-0834-0031034-0832-003DX-C9DX-C9SHROUD INSTALLATION KIT
PAM ASSEMBLY KIT DRAWINGHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103950396QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111010Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093 VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:OBV35OBV35$0.0000$0.0000 $0.0000$0.000008-JUN-0930-OCT-0908-JUN-0930-OCT-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 193 of 210ITEMEAEAA30334-11034-0640-001DX-C9DX-C9PIN, FAIRING THRUSTERUMBILICAL KIT, LDCHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103970398QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE40220Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note: OBV35, 36$0.0000$0.0000$0.0000$0.000008-JUN-09
30-JUN-1030-OCT-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 194 of 210ITEMEAEA1034-0800-0041064-3800-001DX-C9DX-C9OBV - VEHICLE ASSEMBLY AVIONICS ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000103990400QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Undefinitized price included in item 0385Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**AT**011 VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:OBV35OBV46$0.0000$0.0000
$0.0000$0.000022-JUN-0906-APR-09Scheduled Delivery DateScheduled Delivery Date

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PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 195 of 210ITEMEAEAEADX-C9DX-C9DX-C9TASK Z 2ND STAGE DESSICANT CHANGE OUTNOZZLE BAFFLE REPLACEMENT FOR OBV19 R4AUTHORIZATION FOR THE PM&P CONTROL PLAN EFFORTHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001040104020403QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized $136,639 included in item 0002Definitized $60,004 included in item 0002Definitized $27,048 included in item 0002Ship This Item Only To:Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120,,,VHA**10**093VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$136,639.0000$60,004.0000$27,048.0000Value Code:Value Code:Value Code:$0.0000$0.0000$0.0000$0.0000$0.0000$0.000003-MAR-0919-MAR-0919-MAR-09Scheduled Delivery DateScheduled Delivery DateScheduled Delivery DateOriginal Delivery Date13

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 196 of 210ITEMEAEAEADX-C9DX-C9DX-C9BOOSTER THERMAL COVER REWORKSPARESYL DEVELOPMENTHEMP IMPLEMENTATION FOR FGA MISSILE FIELD 2 AND EIHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-0001040404050406QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1
11111Quantity OrderedQuantity OrderedQuantity OrderedItem Reference:Item Reference:Item Reference:Definitized $140,133 included in item 0002Definitized $234,610 included in item 0002Definitized $105,682 included in item 0002Ship This Item Only To:Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120See Attachment A120,,,VHA**10**093VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784675784Item Unit Value:Item Unit Value:Item Unit Value:$140,133.0000
$234,610.0000$105,682.0000Value Code:Value Code:Value Code:$0.0000$0.0000$0.0000$0.0000$0.0000$0.000030-JUN-0920-MAR-0920-MAR-09Scheduled Delivery DateScheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 197 of 210ITEMEAEADX-C9DX-C9INITIAL TIVS AUTHORIZATION ECP429AUTHORIZATION OF BUDGET FOR TIVS - ECP0429HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000104070408QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $12,387,189 included in item 0002Definitized $1,028,294 included in item 0385Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,
VHA**10**093VHA**AT**011PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:$0.0000$0.0000$0.0000$0.0000

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 198 of 210ITEMEAEA1034-0837-0021034-0840-001DX-C9DX-C9TPS CLOSEOUT INSTL INTERCEPTORUMBILICAL KIT, IFTHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000104090410QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE111010Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,
VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:OBV35OBV35 $0.0000$0.0000$0.0000$0.000008-JUN-0930-OCT-0922-JUN-0904-DEC-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 199 of 210ITEMEA 1034-3600-012DX-C9BOOSTER AVIONICS MODULEHQ0006-01-C-0001/HQ0006-01-C-00010411QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE2110000000000000000Quantity OrderedItem Reference: Definitized price included in item 0354Ship This Item Only To: See Attachment A120,VHA**10**093PROJECT CCN
TRUE MANUFACTURER675784Item Unit Value: $0.0000 Value Code: FItem Note: OBV39 & 40With PCC 204: Revised Delivery Quantity 1 each from 9/18/09 to 10/21/09MAM 8/11/09$0.0000 $0.000010-JUN-0927-JUL-0931-AUG-0921-OCT-0906-NOV-0907-DEC-0907-JAN-1027-JAN-1019-FEB-1015-APR-1007-JUN-1007-JUL-1002-AUG-1020-SEP-10
15-OCT-1010-NOV-1010-JAN-1107-FEB-11Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 200 of 210ITEMEAEADX-C9DX-C9ADDITIONAL SCOPE FOR SPARESYL TESTINGUPGRADE OF THE FTG-05 BACKUPHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000104120413QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $0 included in item 0002Definitized $983,847 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093 PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$983,847.0000Value Code:Value Code:$0.0000$0.0000$0.0000$0.000001-MAY-0930-APR-09
Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 201 of 210ITEMEAEA 1064-0811-001DX-C9DX-C9TELEMETRY MACH TROUBLESHOOTING & ROOT CAUSE ANALYSPAM ASSEMBLY, INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000104140415QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE12111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $83,885 included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$83,885.0000$0.0000Value Code:Value Code:Item Note: Item Note:Item Unit Value includes Destructive Physical Analysis (DPA) of failed board.BVT-1, OBV 36$0.0000$0.0000$0.0000$0.000030-APR-0918-AUG-0923-JUN-10Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 202 of 210ITEMEAEA1064-0813-0011064-0812-001DX-C9DX-C9INSTALLATION KIT, SHROUD ORDNANCE CLOSEOUT INSTL, IFTHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000104160417QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE221111Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,, VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:BVT-1, OBV36
BVT-1, OBV36$0.0000$0.0000$0.0000$0.000018-AUG-0930-JUN-1018-AUG-0930-JUN-10Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 203 of 210ITEMEAEA1064-0814-0011064-0815-100DX-C9DX-C9INSTALLATION KIT, TPS CLOSEOUTEMPLACEMENT COMPONENT INSTALLATION KITHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000104180419QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE221111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:BVT-1, OBV36BVT-1, OBV36$0.0000$0.0000$0.0000$0.000018-AUG-0930-JUN-1018-AUG-0930-JUN-10Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 204 of 210ITEMEAEA1064-0816-0011064-0800-001DX-C9DX-C9UMBILICAL KIT, IFTVEHICAL ASSEMBLY, IFTHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000104200421QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE22011011Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized price included in item 0002Definitized price included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$0.0000Value Code:Value Code:Item Note:Item Note:BVT-1, OBV36BVT-1, OBV 36
$0.0000$0.0000$0.0000$0.000018-AUG-0901-FEB-1030-JUN-1018-AUG-0903-MAR-1030-JUN-10Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 205 of 210ITEMEAEA1064-0815-200DX-C9DX-C9EMPLACEMENT COMPONENTS INSTALLATION KIT
ADDITIONAL FTG-05 BU FUNDINGHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000104220423QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE21111Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in item 0002Definitized $33,556 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120 ,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$33,556.0000Value Code:Value Code:Item Note: BVT-1$0.0000 $0.0000$0.0000$0.000018-AUG-0930-JUN-1022-MAY-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 206 of 210ITEMEAEADX-C9DX-C9ADDIDTIONAL RELEASE OF BUDGET FOR ECP401 FROM PD
TASK W REFURB ECP-450 INITIAL BUDGETHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000104240425QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Definitized $7,256,701 included in item 0002Definitized $1,125,000 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$7,256,701.0000$1,125,000.0000Value Code:Value Code: FItem Note: Definitized via PCC 219.$0.0000$0.0000$0.0000$0.000022-MAY-0930-OCT-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 207 of 210ITEMEAEA1064-0815-300DX-C9DX-C9EMPLACEMENT COMPONENTS INSTALLATION KITLSA MACH REPLACEMENT EFFORT 4-PANELHQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000104260427QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE21111Quantity OrderedQuantity OrderedItem Reference:Item Reference: Definitized price included in item 0354Definitized $15,549 included in item 0002Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHA**10**093VHA**10**093PROJECT CCNTRUE MANUFACTURER675784675784Item Unit Value:Item Unit Value:$0.0000$15,549.0000Value Code:Value Code:Item Note:Item Note:OBV36 Orbital is authorized to replace the failed termination board in the Task Z LSA MACHunit (1034-0986-004, A033) and to perform all the required testing to certify theunit for future use on a GMD production vehicle.$0.0000$0.0000$0.0000$0.000018-AUG-0928-MAY-1010-JUL-09Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 208 of 210ITEMEAEADX-C9DX-C9CLIN 0103 ECP 419 PROGRAM AFFORDABILITYECP 453 MMU/EKV R&R ON BVT-1HQ0006-01-C-0001/HQ0006-01-C-0001HQ0006-01-C-0001/HQ0006-01-C-000104280429QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE1111Quantity OrderedQuantity OrderedItem Reference:Item Reference:Undefinitized ($533,622) included in item 0103UNDEFINITIZED VALUE $744,588 INCL IN LINE 0354Ship This Item Only To:Ship This Item Only To:See Attachment A120See Attachment A120,,VHAC3P0**002VHA**W0**001PROJECT CCNTRUE MANUFACTURER675784Item Unit Value:Item Unit Value:$0.0000$744,588.0000Value Code:Value Code: DPeriod of Performance: 7/30/09-6/30/10$0.0000$0.0000$0.0000$0.000031-JUL-0930-JUN-10Scheduled Delivery DateScheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 209 of 210ITEMEA 1034-3600-016DX-C9BOOSTER AVIONICS MODULEHQ0006-01-C-0001/HQ0006-01-C-00010430QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE161111111111111111Quantity OrderedItem Reference: Definitized price included in LI 0354Ship This Item Only To: See Attachment A120See Attachment A120,VHA**10**093PROJECT CCNTRUE MANUFACTURERItem Unit Value: $0.0000 Value Code: FItem Note:BAM upgraded per CRS 5672 for OBV41-45 & 47-57$0.0000 $0.000026-AUG-0925-NOV-0922-DEC-0914-JAN-1025-FEB-1026-MAR-1028-APR-1028-MAY-1028-JUN-1027-AUG-1028-SEP-1026-OCT-1023-NOV-1021-DEC-1025-JAN-1122-FEB-11Scheduled Delivery Date

PURCHASE CONTRACTCONTINUATIONPURCHASE CONTRACT: 101018 REVISION: 220 Page 210 of 210ITEMEA 1034-0600-010DX-C9OBV - VEHICAL ASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-00010431QUANTITY UM PART NUMBERVENDOR P/N DESCRIPTIONCUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE15111111111111111Quantity OrderedVHA**10**093PROJECT CCNTRUE MANUFACTURERItem Note: OBV43-46 & OBV 48-58$0.0000 $0.000024-NOV-0921-DEC-0915-FEB-1022-MAR-1020-APR-1030-APR-1028-MAY-1030-JUL-1030-AUG-1030-SEP-1028-OCT-1024-NOV-1023-DEC-1027-JAN-1124-FEB-11Scheduled Delivery Date